UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01766

Name of Registrant:	Vanguard Wellesley Income Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2020—September 30, 2021

Item 1: Reports to Shareholders

Annual Report   |   September 30, 2021
Vanguard Wellesley® Income Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	3
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Trustees Approve Advisory Arrangement	59
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2021, Vanguard Wellesley Income Fund returned 11.22% for Investor Shares and 11.29% for Admiral Shares. The fund’s benchmark, the Wellesley Income Composite Index, returned 10.32%. The composite index reflects the fund’s target allocation of 65% bonds and 35% stocks.
•	For the decade ended September 30, 2021, the fund had annualized returns of 7.97% for Investor Shares and 8.05% for Admiral Shares, ahead of the benchmark’s 7.46%.
•	The global economy rebounded faster than many had expected after the pandemic-induced contraction in the spring of 2020. Countries that have been more successful in containing the virus have generally fared better economically. Swift and extensive fiscal and monetary support from policymakers has also been key to the rebound.
•	Bond yields moved higher across much of the developed world during the fiscal year amid concerns about inflation and the prospect of central banks scaling back their bond-buying programs or raising interest rates. Stock returns were excellent for the year, reflecting the recovery following the sharp downturn at the start of the pandemic.
•	The fixed income portfolio benefited from security selection, particularly among industrial issuers. Asset-backed and commercial mortgage-backed securities also helped performance.
•	Within the equity portfolio, the industrial and health care sectors contributed most to relative performance.

Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	30.96%	16.43%	17.11%
Russell 2000 Index (Small-caps)	47.68	10.54	13.45
Russell 3000 Index (Broad U.S. market)	31.88	16.00	16.85
FTSE All-World ex US Index (International)	24.73	8.49	9.28
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.90%	5.36%	2.94%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.63	5.06	3.26
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.14	1.13
CPI
Consumer Price Index	5.39%	2.81%	2.59%

Advisor’s Report
For the 12 months ended September 30, 2021, Vanguard Wellesley Income Fund returned 11.22% for Investor Shares and 11.29% for the lower-cost Admiral Shares. The composite benchmark, which is weighted 65% Bloomberg U.S. Credit A or Better Bond Index and 35% FTSE High Dividend Yield Index, returned 10.32%.
The investment environment
For the fiscal year, the Standard & Poor’s 500 Index returned 30.00%, the MSCI World Index returned 29.39%, and the MSCI EAFE Index returned 25.73%. Within the U.S., value outperformed growth, as the Russell 1000 Value Index returned 35.01% and the Russell 1000 Growth Index returned 27.32%.
U.S. fixed income markets generated mixed returns, with lower quality sectors outperforming higher quality. The Bloomberg U.S. Aggregate Index returned –0.90% for the period, with rising Treasury yields driving the negative total returns. The yield of the 10-year U.S. Treasury note closed at 1.49%, up from 0.68% the previous year.
U.S. equities rose in the first half of 2021, amid improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. The U.S. Federal Reserve held steadfast in its view that elevated price pressures should prove transitory, but it also rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for two interest-rate hikes in 2023. For equities, this hawkish shift in expectations triggered a shift from value and cyclically sensitive stocks to growth stocks toward the end of the second quarter. In the fixed income markets, yields rose significantly, offsetting positive price appreciation from spread tightening, and spread sectors generally outperformed duration-equivalent government bonds.
U.S. equities continued to climb in the third quarter against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services; risk sentiment was pressured by anxiety about rising inflation, imminent policy normalization, moderating economic growth, and uncertainty about fiscal stimulus and the federal debt ceiling. Growth stocks outperformed their value counterparts for that quarter; at the end of September, however, surging Treasury yields sparked a sharp sell-off in shares of large technology companies, which in turn triggered a powerful shift to value stocks. The proliferation of the Delta variant weighed on consumer confidence and dampened reopening momentum. For the year, investment-grade corporate bonds generated positive excess return of 5.93% while high-yield corporate spreads generated positive excess return of 12.51%, according to Bloomberg Index data.
Following its deterioration in calendar year 2020, the U. S. labor market data steadily improved at the beginning of the period and generally continued to strengthen throughout the fiscal year. The housing market was strong, thanks to low mortgage rates, scarce supply, and supportive demographics.
Globally, economic activity was strong. The Eurozone PMI (purchasing managers index) recovered to three-year highs early in 2021 as stronger export demand supported new order growth. Global inflation data continued to firm throughout the period, driven by supply chain bottlenecks and pent-up consumer demand.
The fund’s successes
The Wellesley Income Fund’s fixed income portfolio outperformed the Bloomberg U.S. Credit A or Better Bond Index, primarily because of security selection. Our selection in investment-grade corporate bonds, particularly industrials (consumer noncyclical, consumer cyclical, communications), drove the outperformance. Security selection within taxable municipals, financials and utilities also helped results, as did modest out-of-benchmark allocations to asset-backed securities and commercial mortgage-backed securities (MBS).
On the equity side, strong selection within industrials, health care, and information technology helped relative performance; so did an overweight allocation to real estate and an underweight allocation to communication services. From the perspective of individual stocks, an out-of-benchmark position in Blackstone, not holding benchmark constituent Amgen, and an overweight position in ConocoPhillips contributed most.
The fund’s shortfalls
In the fixed income portfolio, an underweight credit spread duration position detracted most from relative returns. Modest allocations to agency MBS, particularly collateralized mortgage obligations and agency pass-throughs, also held back results slightly.
The equity portfolio underperformed the FTSE High Dividend Yield Index for the period. Selection within real estate, financials, and energy detracted, as did our underweight position in energy and overweight position in health care. In terms of individual stocks, not holding benchmark constituents Exxon Mobil and Wells Fargo, along with an overweight position in Lockheed Martin, detracted most.
The fund’s positioning
We believe growth is likely peaking, driven by fiscal stimulus and reopening-linked demand. However, pent-up demand and household savings should continue support above-trend near-term growth. The $1 trillion bipartisan infrastructure bill, if passed by the House, will provide a notable boost for the transportation and other infrastructure sectors. The reconciliation bill will likely face more debate, and the total amount for both bills is expected to be significantly lower than the $3.5 trillion requested in President Biden’s original proposed plan. Additional stimulus will likely be funded by higher corporate and personal taxes, which may offset some of the growth benefit.
The transitory nature of inflation remains in question, as supply-side disruptions are likely to persist and become a major source of inflationary pressure that could last until mid-2022. Fiscal and monetary support has resulted in substantial spread compression; further meaningful spread compression is more limited but the search for yield remains supportive. While recent datapoints are positive, COVID-19 variants and future waves remain a risk to global growth. China’s regulatory reforms and weakening growth impulse are also a source of risk.
On the fixed income side, we are biased toward higher rates through next year, based on improving macro conditions, sticky inflation prints, and higher net Treasury issuance. The Fed has changed its tone to indicate a less dovish reaction function. A pull forward of its anticipated tapering and tightening timelines is likely.
U.S. government bonds continue to be a source of liquidity for the portfolio. We continue to hold a modest out-of-benchmark allocation to agency MBS but are more cautious on the sector. We are positive on the securitized sectors. Housing fundamentals remain strong, and home price appreciation has surprised to the upside, which is supportive for mortgage credit performance. The strong economic recovery bodes well for commercial real estate fundamentals, although challenges remain in certain retail, office, and lodging segments. Fundamentals remain strong for collateralized loan obligations (CLOs), as the default rate for bank loans has reached an all-time low and CLO valuation is compelling relative to other high-quality credit assets. Traditional ABS sectors like auto loans and credit cards remain well protected, although valuations are less attractive here compared with other securitized sectors.
Investment-grade corporate credit remains the primary investment focus for the fixed income portion of the portfolio. Credit fundamentals have improved dramatically throughout 2021, but further improvement is likely limited. The main risks to corporate fundamentals are debt-funded share repurchases and inflationary pressures on operating margins. M&A also poses a risk, although several recent actions from the Biden administration may limit the potential for large-scale transactions. The technical environment for credit remains strong.
On a fully hedged basis, U.S. fixed income remains attractive to foreign buyers. From a sector perspective, we have a preference for financials over industrials broadly. Within financials, we favor well-capitalized global banks that have strong balance sheets, are subject to hefty regulatory oversight, and benefit from improving global growth. Within industrials, we remain positive on the steady free-cash-flow profile of the communications sector. We are negative on the valuations of the more cyclical sectors such as energy and basic materials. In noncorporate credit, we remain overweight to taxable municipals, as we think this sector still provides diversification and a broad selection of high-quality issuers. From a credit-curve standpoint, we see value in 7- to 10-year bonds, as the roll-down potential here is attractive given the steepness of the spread curve. In light of tight risk valuations and continued tail risks to markets, we maintain a robust liquidity profile.
On the equity side, the portfolio’s net purchases were most notable in financials, energy, and consumer staples, while net sales were most notable in communication services, health care, and information technology. We have used weakness to upgrade the quality of the portfolio as companies with strong balance sheets and competitively advantaged positions sell off or lag in the short term. Our primary focus is still on consistently improving the downside protection of the portfolio while favoring companies that will also have the potential to perform well in strong market environments.
We ended the 12 months most overweight in industrials, health care, and consumer staples, and most underweight in materials, information technology, and consumer discretionary. Notable purchases included Pioneer Natural Resources, Kimberly-Clark, Johnson Controls, and Koninklijke Philips. Notable eliminations included Intel, Blackstone, VF, and Sanofi.
Loren L. Moran, CFA
Senior Managing Director and
Fixed Income Portfolio Manager
W. Michael Reckmeyer, III, CFA
Senior Managing Director and
Equity Portfolio Manager
Wellington Management Company llp
October 14, 2021

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2021
	Beginning Account Value 3/31/2021	Ending Account Value 9/30/2021	Expenses Paid During Period
Based on Actual Fund Return
Wellesley Income Fund
Investor Shares	$1,000.00	$1,042.40	$1.18
Admiral™ Shares	1,000.00	1,042.80	0.82
Based on Hypothetical 5% Yearly Return
Wellesley Income Fund
Investor Shares	$1,000.00	$1,023.92	$1.17
Admiral Shares	1,000.00	1,024.27	0.81
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.16% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Wellesley Income Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Wellesley Income Fund Investor Shares	11.22%	7.24%	7.97%	$21,531
Wellesley Income Composite Index	10.32	6.49	7.46	20,535
Bloomberg U.S. Aggregate Bond Index	-0.90	2.94	3.01	13,455
Dow Jones U.S. Total Stock Market Float Adjusted Index	32.13	16.82	16.56	46,280
Wellesley Income Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Bloomberg U.S. Credit A or Better Bond Index. For stocks: FTSE High Dividend Yield Index.

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Wellesley Income Fund Admiral Shares	11.29%	7.31%	8.05%	$108,400
Wellesley Income Composite Index	10.32	6.49	7.46	102,676
Bloomberg U.S. Aggregate Bond Index	-0.90	2.94	3.01	67,274
Dow Jones U.S. Total Stock Market Float Adjusted Index	32.13	16.82	16.56	231,402
See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund
Fund Allocation
As of September 30, 2021
Asset-Backed/Commercial Mortgage-Backed Securities	2.7%
Common Stocks	39.1
Corporate Bonds - Communications	3.5
Corporate Bonds - Consumer Discretionary	1.9
Corporate Bonds - Consumer Staples	1.7
Corporate Bonds - Energy	2.3
Corporate Bonds - Financials	16.4
Corporate Bonds - Health Care	4.9
Corporate Bonds - Industrials	2.1
Corporate Bonds - Materials	0.1
Corporate Bonds - Real Estate	0.7
Corporate Bonds - Technology	3.8
Corporate Bonds - Utilities	5.3
Sovereign Bonds	1.0
Taxable Municipal Bonds	2.9
U.S. Government and Agency Obligations	11.6
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Wellesley Income Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (11.4%)
U.S. Government Securities (10.1%)
	U.S. Treasury Note/Bond	0.125%	7/31/23	6,280	6,266
	U.S. Treasury Note/Bond	0.125%	8/31/23	39,960	39,854
	U.S. Treasury Note/Bond	0.250%	11/15/23	60,770	60,685
	U.S. Treasury Note/Bond	0.125%	2/15/24	36,210	36,006
	U.S. Treasury Note/Bond	0.250%	3/15/24	311,000	309,931
	U.S. Treasury Note/Bond	0.375%	4/15/24	65,000	64,939
	U.S. Treasury Note/Bond	0.250%	5/15/24	137,840	137,172
	U.S. Treasury Note/Bond	0.250%	6/15/24	485,350	482,620
	U.S. Treasury Note/Bond	0.375%	8/15/24	325,000	323,883
	U.S. Treasury Note/Bond	0.375%	9/15/24	31,000	30,864
	U.S. Treasury Note/Bond	0.250%	5/31/25	431,605	424,389
	U.S. Treasury Note/Bond	0.250%	7/31/25	523,245	513,271
	U.S. Treasury Note/Bond	0.250%	8/31/25	154,990	151,842
	U.S. Treasury Note/Bond	0.250%	10/31/25	601,000	587,290
	U.S. Treasury Note/Bond	0.375%	1/31/26	808,205	790,904
	U.S. Treasury Note/Bond	0.750%	5/31/26	115,445	114,471
	U.S. Treasury Note/Bond	0.750%	8/31/26	90,000	89,044
	U.S. Treasury Note/Bond	1.500%	2/15/30	87,305	87,878
	U.S. Treasury Note/Bond	0.625%	5/15/30	72,155	67,363
	U.S. Treasury Note/Bond	0.625%	8/15/30	100,000	93,063
	U.S. Treasury Note/Bond	0.875%	11/15/30	208,315	197,769
	U.S. Treasury Note/Bond	1.125%	2/15/31	176,260	170,752
[1]	U.S. Treasury Note/Bond	2.250%	5/15/41	1,152,805	1,199,097
	U.S. Treasury Note/Bond	1.750%	8/15/41	174,915	167,262
	U.S. Treasury Note/Bond	1.875%	2/15/51	167,460	159,767
[2]	U.S. Treasury Note/Bond	2.375%	5/15/51	135,065	144,182
	U.S. Treasury Note/Bond	2.000%	8/15/51	290,175	285,233
					6,735,797
Agency Bonds and Notes (0.0%)
	Tennessee Valley Authority	4.625%	9/15/60	19,800	28,974
Conventional Mortgage-Backed Securities (0.7%)
[3,4]	Fannie Mae Pool	1.770%	1/1/36	21,606	21,203
[3,4]	Fannie Mae Pool	3.070%	2/1/25	11,700	12,460
[3,4]	Freddie Mac Gold Pool	4.000%	7/1/33	3	3
[3]	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	18	21
[3]	Ginnie Mae I Pool	6.500%	4/15/32–7/15/38	1,601	1,809

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4,5]	UMBS Pool	1.500%	10/19/36–11/16/36	300,000	302,648
[3,4,5]	UMBS Pool	2.500%	8/1/27–11/10/51	134,210	138,604
					476,748
Nonconventional Mortgage-Backed Securities (0.6%)
[3,4]	Fannie Mae REMICS	1.250%	2/25/28	12,669	12,769
[3,4]	Fannie Mae REMICS	1.500%	8/25/41–11/25/42	15,796	15,960
[3,4]	Fannie Mae REMICS	1.700%	6/25/43	2,671	2,695
[3,4]	Fannie Mae REMICS	2.000%	6/25/43–6/25/44	8,201	8,333
[3,4]	Fannie Mae REMICS	3.000%	2/25/49–9/25/57	66,499	69,264
[3,4]	Fannie Mae REMICS	3.500%	4/25/31–12/25/58	142,986	152,499
[3,4]	Fannie Mae REMICS	4.000%	5/25/31–7/25/53	9,573	10,074
[3,4]	Freddie Mac REMICS	1.500%	10/15/42	7,450	7,526
[3,4]	Freddie Mac REMICS	1.750%	3/15/41	8,047	8,108
[3,4]	Freddie Mac REMICS	2.000%	7/15/31–9/15/31	18,806	19,031
[3,4]	Freddie Mac REMICS	2.500%	9/15/32	1,837	1,868
[3,4]	Freddie Mac REMICS	3.000%	12/15/39–5/15/46	25,322	26,398
[3,4]	Freddie Mac REMICS	3.500%	3/15/31	2,038	2,169
[3,4]	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	39,129	41,793
[3]	Ginnie Mae	1.700%	10/20/45	3,770	3,808
[3]	Ginnie Mae	1.800%	5/20/41	1,798	1,802
					384,097
Total U.S. Government and Agency Obligations (Cost $7,646,784)					7,625,616
Asset-Backed/Commercial Mortgage-Backed Securities (2.7%)
[3,6]	Aaset Trust Class A Series 2019-1	3.844%	5/15/39	11,284	11,224
[3,6]	Affirm Asset Securitization Trust Class A Series 2021-A	0.880%	8/15/25	6,845	6,855
[3,6]	Affirm Asset Securitization Trust Class A Series 2021-B	1.030%	8/17/26	17,575	17,597
[3,6]	Affirm Asset Securitization Trust Class A Series 2021-Z1	1.070%	8/15/25	16,918	16,955
[3,6]	Aligned Data Centers Issuer LLC Class A2 Series 2021-1A	1.937%	8/15/46	43,730	43,947
[3,6]	American Tower Trust #1 Class 2A Series 13	3.070%	3/15/48	32,900	33,382
[3,6,7]	Angel Oak Mortgage Trust Class A1 Series 2019-5	2.593%	10/25/49	5,290	5,291
[3,6,7]	Angel Oak Mortgage Trust Class A1 Series 2019-6	2.620%	11/25/59	11,174	11,315
[3,6,7]	Angel Oak Mortgage Trust I LLC Class A1 Series 2019-2	3.628%	3/25/49	1,978	2,009
[3,6,7]	Angel Oak Mortgage Trust I LLC Class A1 Series 2019-4	2.993%	7/26/49	7,913	7,977
[3,6,7]	Apidos CLO XXXV Class A Series 2021-35A, 3M USD LIBOR + 1.050%	1.249%	4/20/34	22,200	22,074
[3,6,7]	Atlas Senior Loan Fund X Ltd. Class A Series 2018-10A, 3M USD LIBOR + 1.090%	1.216%	1/15/31	7,273	7,271
[3,6,7]	Atlas Senior Loan Fund X Ltd. Class A1L Series 2018-11A, 3M USD LIBOR + 1.100%	1.225%	7/26/31	10,000	9,997
[3,6,7]	Bain Capital Credit CLO Ltd. Class A Series 2021-3A, 3M USD LIBOR + 1.160%	1.346%	7/24/34	24,495	24,523
[3,6,7]	Barings CLO Ltd. Class B Series 2020-4A, 3M USD LIBOR + 1.550%	1.684%	1/20/32	13,000	12,929

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6,7]	Battalion CLO XX Ltd. Class B Series 2021-20A, 3M USD LIBOR + 1.750%	1.888%	7/15/34	28,350	28,375
[3,6,7]	BlueMountain CLO XXXI Ltd. Class A1 Series 2021-31A, 3M USD LIBOR + 1.150%	1.330%	4/19/34	30,000	30,014
[3,6,7]	BlueMountain CLO XXXI Ltd. Class B Series 2021-31A, 3M USD LIBOR + 1.700%	1.820%	4/19/34	11,850	11,850
[3,6,7]	Bristol Park CLO LTD Class BR, Series 2016-1A, 3M USD LIBOR + 1.450%	1.576%	4/15/29	9,000	8,975
[3,6,7]	BX Commercial Mortgage Trust Class A Series 2021-VOLT, 1M USD LIBOR + 0.700%	0.800%	9/15/36	28,565	28,579
[3,6,7]	BXHPP Trust Class A Series 2021-FILM, 1M USD LIBOR + 0.650%	0.734%	8/15/36	15,215	15,222
[3,6,7]	BXHPP Trust Class B Series 2021-FILM, 1M USD LIBOR + 0.900%	0.984%	8/15/36	3,140	3,141
[3,6]	Canadian Pacer Auto Receivables Trust Class A3 Series 2018-2A	3.270%	12/19/22	487	489
[3,6]	Castlelake Aircraft Structured Trust Class A Series 2019-1A	3.967%	4/15/39	22,300	22,303
[3,6,7]	Cent CLO 21 Ltd. Class A1R3 Series 2014-21A, 3M USD LIBOR + 0.970%	1.099%	7/27/30	10,000	10,000
[3,6]	CF Hippolyta LLC Class A1 Series 2021-A1	1.530%	3/15/61	26,071	26,242
[3,6]	Chesapeake Funding II LLC Class A1 Series 2018-3A	3.390%	1/15/31	10,981	11,109
[3,6,7]	CIFC Funding 2021-III Ltd. Class B Series 2021-3A, 3M USD LIBOR + 1.700%	1.848%	7/15/36	6,500	6,506
[3,6,7]	CIFC Funding Ltd. Class A Series 2018-1A, 3M USD LIBOR + 1.000%	1.134%	4/18/31	12,000	12,000
[3,6,7]	Cloud Pass-Through Trust Class CLOU Series 2019-1A	3.554%	12/5/22	2,238	2,252
[3,6,7]	COLT Mortgage Loan Trust Class A1 Series 2020-1	2.488%	2/25/50	5,540	5,543
[3,6,7]	Columbia Cent CLO 27 Ltd. Class A1 Series 2018-27A, 3M USD LIBOR + 1.150%	1.275%	10/25/28	16,497	16,497
[3,6,7]	Columbia Cent CLO 30 Ltd. Class B Series 2020-30A, 3M USD LIBOR + 1.750%	1.884%	1/20/34	15,805	15,803
[3,6,7]	Columbia Cent CLO 31 Ltd. Class A1 Series 2021-31A, 3M USD LIBOR + 1.200%	1.334%	4/20/34	27,105	27,190
[3]	COMM Mortgage Trust Class A4 Series 2012-CR2	3.147%	8/15/45	16,040	16,207
[3,6]	DB Master Finance LLC Class A2I Series 2019-1A	3.787%	5/20/49	14,842	14,924
[3,6]	DB Master Finance LLC Class A2II Series 2019-1A	4.021%	5/20/49	13,259	13,794
[3,6]	Domino's Pizza Master Issuer LLC Class A2I Series 2021-1A	2.662%	4/25/51	38,459	39,551
[3,6]	Domino's Pizza Master Issuer LLC Class A2II Series 2021-1A	3.151%	4/25/51	31,406	33,132
[3,6,7]	Dryden 85 CLO Ltd. Class B Series 2020-85A, 3M USD LIBOR + 1.800%	1.926%	10/15/32	10,450	10,450
[3,6,7]	Dryden 87 CLO Ltd. Class A1 Series 2021-87A, 3M USD LIBOR + 1.100%	1.238%	5/20/34	28,400	28,319

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6]	Enterprise Fleet Financing LLC Class A2 Series 2018-3	3.380%	5/20/24	1,234	1,241
[3,6]	Enterprise Fleet Financing LLC Class A2 Series 2019-1	2.980%	10/20/24	5,539	5,562
[3,6]	Enterprise Fleet Financing LLC Class A2 Series 2019-2	2.290%	2/20/25	13,758	13,938
[3,6]	Enterprise Fleet Financing LLC Class A2 Series 2019-3	2.060%	5/20/25	10,145	10,252
[3,4,7]	Fannie Mae Connecticut Avenue Securities Class 2M2 Series 2016-C03, 1M USD LIBOR + 5.900%	5.986%	10/25/28	5,198	5,460
[3,6]	FirstKey Homes Trust Class A Series 2021-SFR1	1.538%	8/17/38	67,500	67,239
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1521	2.184%	8/25/36	17,210	17,294
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K733	3.750%	8/25/25	10,785	11,759
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1512	3.059%	4/25/34	7,200	7,985
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1513	2.797%	8/25/34	7,552	8,138
[3,6]	Horizon Aircraft Finance II Ltd. Class A Series 2019-1	3.721%	7/15/39	9,777	9,803
[3,6]	Horizon Aircraft Finance III Ltd. Class A Series 2019-2	3.425%	11/15/39	10,034	10,009
[3,6,7]	LCM XXII Ltd. Class A2R Series 22A, 3M USD LIBOR + 1.450%	1.584%	10/20/28	12,700	12,677
[3,6,7]	Life Mortgage Trust Class A Series 2021-BMR, 1M USD LIBOR + 0.700%	0.784%	3/15/38	9,885	9,894
[3,6]	MACH 1 Cayman Ltd. Class A Series 2019-1	3.474%	10/15/39	10,394	10,372
[3,6,7]	Madison Park Funding L Ltd. Class A Series 2021-50A, 3M USD LIBOR + 1.140%	1.336%	4/19/34	18,850	18,850
[3,6,7]	Madison Park Funding XI Ltd. Class BR2 Series 2013-11A, 3M USD LIBOR + 1.450%	1.588%	7/23/29	8,000	7,998
[3,6,7]	Madison Park Funding XIII Ltd. Class AR2 Series 2014-13A, 3M USD LIBOR + 0.950%	1.084%	4/19/30	33,833	33,861
[3,6,7]	Madison Park Funding XXX Ltd. Class A Series 2018-30A, 3M USD LIBOR + 0.750%	0.876%	4/15/29	17,325	17,322
[3,6,7]	Magnetite VII Ltd. Class A1R2 Series 2012-7A, 3M USD LIBOR + 0.800%	0.926%	1/15/28	31,343	31,338
[3,6]	MAPS Ltd. Class A Series 2019-1A	4.458%	3/15/44	5,682	5,742
[3,6,7]	Master Credit Card Trust II Class A Series 2018-1A, 1M USD LIBOR + 0.490%	0.574%	7/21/24	36,965	37,104
[3,6]	Mercury Financial Credit Card Master Trust Class A Series 2021-1A	1.540%	3/20/26	36,145	36,191
[3,6,7]	Milos CLO Ltd. Class AR Series 2017-1A, 3M USD LIBOR + 1.070%	1.204%	10/20/30	33,000	33,027
[3,6]	MMAF Equipment Finance LLC Class A3 Series 2019-B	2.010%	12/12/24	26,615	27,021

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6,7]	Oaktree CLO Ltd. Class A1 Series 2021-1A, 3M USD LIBOR + 1.160%	1.289%	7/15/34	17,625	17,638
[3,6,7]	Octagon 54 Ltd. Class A1 Series 2021-1A, 3M USD LIBOR + 1.120%	1.253%	7/15/34	20,650	20,604
[3,6,7]	Octagon Investment Partners 51 Ltd. Class A Series 2021-1A, 3M USD LIBOR + 1.150%	1.261%	7/20/34	29,500	29,483
[3,6,7]	OHA Credit Funding 3 Ltd. Class AR Series 2019-3A, 3M USD LIBOR + 1.140%	1.288%	7/2/35	29,660	29,643
[3,6]	OneMain Direct Auto Receivables Trust Class A Series 2018-1A	3.430%	12/16/24	5,261	5,271
[3,6]	OneMain Financial Issuance Trust Class A Series 2019-1A	3.480%	2/14/31	13,542	13,553
[3,6,7]	Regatta VI Funding Ltd. Class AR2 Series 2016-1A, 3M USD LIBOR + 1.160%	1.294%	4/20/34	44,300	44,341
[3,6,7]	Rockland Park CLO Ltd. Class A Series 2021-1A, 3M USD LIBOR + 1.120%	1.293%	4/20/34	34,600	34,581
[3,6,7]	Rockland Park CLO Ltd. Class B Series 2021-1A, 3M USD LIBOR + 1.650%	1.673%	4/20/34	18,725	18,739
[3,6,7]	RR 16 Ltd. Class A1 Series 2021-14A, 3M USD LIBOR + 1.120%	1.246%	4/15/36	26,855	26,855
[3,6,7]	RR 16 Ltd. Class A1 Series 2021-16A, 3M USD LIBOR + 1.110%	1.191%	7/15/36	26,720	26,673
[3,6,7]	RR 16 Ltd. Class A2 Series 2021-16A, 3M USD LIBOR + 1.650%	1.731%	7/15/36	25,000	25,020
[3,6,7]	RR 18 Ltd. Class A2 Series 2021-18A, 3M USD LIBOR + 1.600%	1.684%	10/15/34	19,985	19,954
[3,6]	Santander Retail Auto Lease Trust Class A3 Series 2019-B	2.300%	1/20/23	6,676	6,705
[3,4]	Seasoned Credit Risk Transfer Trust Class MA Series 2019-3	3.500%	10/25/58	35,293	36,987
[3,6,7]	SFAVE Commercial Mortgage Securities Trust Class A2B Series 2015-5AVE	4.144%	1/5/43	22,000	23,173
[3,6]	SoFi Consumer Loan Program Trust Class A Series 2020-1	2.020%	1/25/29	4,366	4,389
[3,6,8]	SoFi Professional Loan Program Trust Class AFX Series 2021-B	1.140%	2/15/47	20,510	20,507
[3,6,7]	Sound Point Clo XX Ltd. Class A Series 2018-2A, 3M USD LIBOR + 1.100%	1.225%	7/26/31	22,430	22,415
[3,6,7]	Sound Point CLO XXXI Ltd. Class B Series 2021-3A, 3M USD LIBOR + 1.650%	1.781%	10/25/34	10,935	10,918
[3,6]	Start III Ltd. Class A Series 2019-2	3.536%	11/15/44	458	454
[3,6]	START Ireland Class A Series 2019-1	4.089%	3/15/44	11,741	11,798
[3,6,7]	Symphony CLO XIV Ltd. Class AR Series 2014-14A, 3M USD LIBOR + 0.950%	1.083%	7/14/26	17,173	17,171
[3,6]	Taco Bell Funding LLC Class A2I Series 2021-1A	1.946%	8/25/51	40,120	40,088
[3,6]	Taco Bell Funding LLC Class A2II Series 2021-1A	2.294%	8/25/51	36,720	36,569
[3,6,7]	Towd Point Mortgage Trust Class A1 Series 2016-3	2.250%	4/25/56	210	211
[3,6]	Vantage Data Centers Issuer LLC Class A2 Series 2019-1A	3.188%	7/15/44	10,237	10,563
[3,6]	Vantage Data Centers LLC Class A2 Series 2020-1A	1.645%	9/15/45	32,830	32,731
[3,6,7]	Venture 43 CLO Ltd. Class A1 Series 2021-43A, 3M USD LIBOR + 1.240%	1.381%	4/15/34	10,505	10,547

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6,7]	Voya CLO Ltd. Class AAR2 Series 2014-1A, 3M USD LIBOR + 0.990%	1.124%	4/18/31	16,596	16,596
[3,6,7]	Wellfleet CLO X LTD Class A2R Series 2019-XA, 3M USD LIBOR + 1.750%	1.924%	7/20/32	20,700	20,648
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,751,701)					1,756,715
Corporate Bonds (42.2%)
Communications (3.5%)
	America Movil SAB de CV	3.125%	7/16/22	66,820	68,226
	America Movil SAB de CV	3.625%	4/22/29	25,600	27,860
	America Movil SAB de CV	6.125%	3/30/40	10,010	14,116
	AT&T Inc.	2.750%	6/1/31	61,900	63,570
	AT&T Inc.	4.900%	6/15/42	15,834	19,178
	AT&T Inc.	3.650%	6/1/51	3,619	3,687
	AT&T Inc.	3.500%	9/15/53	33,465	33,136
	AT&T Inc.	3.850%	6/1/60	13,336	13,801
[6]	British Telecommunications plc	3.250%	11/8/29	31,785	33,135
	Charter Communications Operating LLC / Charter Communications Operating Capital	2.800%	4/1/31	7,635	7,669
	Charter Communications Operating LLC / Charter Communications Operating Capital	2.300%	2/1/32	7,635	7,276
[5]	Charter Communications Operating LLC / Charter Communications Operating Capital	3.500%	3/1/42	23,930	23,362
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	3,820	4,576
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	3,208	3,766
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.800%	3/1/50	4,171	4,698
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.700%	4/1/51	18,670	18,075
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.850%	4/1/61	17,885	17,048
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.400%	12/1/61	14,925	15,573
	Comcast Corp.	3.600%	3/1/24	60,515	64,889
	Comcast Corp.	3.375%	2/15/25	2,565	2,761
	Comcast Corp.	3.150%	3/1/26	15,280	16,511
	Comcast Corp.	4.250%	1/15/33	15,060	17,728
	Comcast Corp.	4.200%	8/15/34	25,155	29,435
	Comcast Corp.	4.400%	8/15/35	32,657	38,673
	Comcast Corp.	3.969%	11/1/47	40,576	46,259
	Comcast Corp.	4.000%	3/1/48	17,415	19,941
	Comcast Corp.	3.999%	11/1/49	26,848	31,078
[6]	Comcast Corp.	2.887%	11/1/51	60,183	57,707
	Comcast Corp.	2.450%	8/15/52	47,300	41,779
	Comcast Corp.	4.049%	11/1/52	19,891	23,092
[6]	Comcast Corp.	2.937%	11/1/56	144,696	137,331

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Comcast Corp.	2.987%	11/1/63	109,670	102,813
[6]	Cox Communications Inc.	2.600%	6/15/31	12,960	13,117
[6]	Cox Communications Inc.	4.800%	2/1/35	58,525	70,086
[6]	Deutsche Telekom International Finance BV	3.600%	1/19/27	10,674	11,723
[6]	Deutsche Telekom International Finance BV	4.375%	6/21/28	21,168	24,421
	Discovery Communications LLC	3.950%	3/20/28	15,084	16,715
	Discovery Communications LLC	4.125%	5/15/29	4,406	4,927
	Discovery Communications LLC	3.625%	5/15/30	4,970	5,393
	Discovery Communications LLC	4.650%	5/15/50	22,143	25,706
	Discovery Communications LLC	4.000%	9/15/55	17,367	18,165
	NBC Universal Media LLC	4.450%	1/15/43	6,495	7,853
[6]	NBN Co. Ltd.	1.625%	1/8/27	25,935	25,864
[6]	NBN Co. Ltd.	2.500%	1/8/32	42,125	41,994
[6]	NTT Finance Corp.	1.162%	4/3/26	76,700	76,231
[6]	NTT Finance Corp.	2.065%	4/3/31	10,125	10,182
[6]	Ooredoo International Finance Ltd.	2.625%	4/8/31	45,300	46,211
	Orange SA	9.000%	3/1/31	54,566	84,841
[6]	SK Telecom Co. Ltd.	3.750%	4/16/23	12,220	12,797
[6]	Sky Ltd.	3.750%	9/16/24	42,911	46,649
[3,6]	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC	4.738%	9/20/29	40,950	43,745
	Telefonica Emisiones SA	5.213%	3/8/47	23,755	29,628
	Telefonica Emisiones SA	5.520%	3/1/49	18,149	23,752
	Time Warner Entertainment Co. LP	8.375%	3/15/23	3,215	3,570
	T-Mobile USA Inc.	2.050%	2/15/28	37,480	37,787
	T-Mobile USA Inc.	3.875%	4/15/30	52,680	58,201
	T-Mobile USA Inc.	2.550%	2/15/31	5,105	5,126
	T-Mobile USA Inc.	2.250%	11/15/31	5,105	5,000
	T-Mobile USA Inc.	4.375%	4/15/40	17,030	19,597
	T-Mobile USA Inc.	4.500%	4/15/50	23,440	27,378
	T-Mobile USA Inc.	3.300%	2/15/51	20,490	19,860
	T-Mobile USA Inc.	3.600%	11/15/60	9,670	9,517
	TWDC Enterprises 18 Corp.	4.125%	6/1/44	3,720	4,427
	Verizon Communications Inc.	4.329%	9/21/28	22,990	26,446
	Verizon Communications Inc.	4.812%	3/15/39	67,074	83,283
	Verizon Communications Inc.	4.750%	11/1/41	23,900	29,194
	Verizon Communications Inc.	4.000%	3/22/50	9,540	10,768
	Verizon Communications Inc.	4.672%	3/15/55	6,414	8,051
	Verizon Communications Inc.	2.987%	10/30/56	39,918	37,108
	ViacomCBS Inc.	3.700%	6/1/28	14,790	16,373
	Vodafone Group plc	5.000%	5/30/38	1,890	2,366
	Vodafone Group plc	5.250%	5/30/48	47,080	61,000
	Walt Disney Co.	2.000%	9/1/29	84,065	84,875
	Walt Disney Co.	2.650%	1/13/31	5,980	6,250
	Walt Disney Co.	6.200%	12/15/34	11,000	15,522
	Walt Disney Co.	3.500%	5/13/40	52,100	57,458
	Walt Disney Co.	2.750%	9/1/49	14,600	13,995
	Walt Disney Co.	3.600%	1/13/51	28,240	31,561
	Walt Disney Co.	3.800%	5/13/60	16,160	18,693
					2,342,155

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Consumer Discretionary (1.9%)
	Amazon.com Inc.	2.800%	8/22/24	13,800	14,627
	Amazon.com Inc.	4.800%	12/5/34	55,880	71,258
	Amazon.com Inc.	4.950%	12/5/44	17,920	24,154
	Amazon.com Inc.	4.250%	8/22/57	32,790	41,654
	American Honda Finance Corp.	2.300%	9/9/26	17,135	17,939
	American Honda Finance Corp.	2.000%	3/24/28	34,925	35,513
[6]	BMW U.S. Capital LLC	2.250%	9/15/23	93,000	95,972
[6]	BMW U.S. Capital LLC	0.800%	4/1/24	25,960	26,063
[6]	BMW U.S. Capital LLC	1.250%	8/12/26	28,890	28,866
[6]	Daimler Finance North America LLC	3.250%	8/1/24	3,970	4,231
[3]	Duke University	2.832%	10/1/55	9,635	9,771
	Emory University	2.143%	9/1/30	39,256	39,956
[6]	ERAC USA Finance LLC	3.300%	10/15/22	745	767
[6]	ERAC USA Finance LLC	7.000%	10/15/37	3,775	5,601
[6]	ERAC USA Finance LLC	5.625%	3/15/42	31,000	42,411
	General Motors Financial Co. Inc.	3.950%	4/13/24	58,730	62,761
	George Washington University	3.545%	9/15/46	10,000	10,993
	Georgetown University	4.315%	4/1/49	5,155	6,406
	Georgetown University	2.943%	4/1/50	9,795	9,652
	Home Depot Inc.	3.900%	12/6/28	10,040	11,493
	Home Depot Inc.	3.300%	4/15/40	32,073	34,766
	Home Depot Inc.	4.400%	3/15/45	22,390	27,962
	Home Depot Inc.	4.500%	12/6/48	12,020	15,441
[6]	Hyundai Capital America	0.800%	4/3/23	118,000	118,168
[6]	Hyundai Capital America	0.875%	6/14/24	30,300	30,145
[6]	Hyundai Capital America	1.650%	9/17/26	36,110	35,788
[3]	Johns Hopkins University	4.083%	7/1/53	7,145	9,121
[3]	Johns Hopkins University	2.813%	1/1/60	12,420	12,598
	Lowe's Cos. Inc.	3.100%	5/3/27	115,000	124,455
	Marriott International Inc.	2.300%	1/15/22	44,000	44,156
	McDonald's Corp.	3.250%	6/10/24	4,400	4,700
	McDonald's Corp.	4.875%	12/9/45	22,775	29,099
	McDonald's Corp.	3.625%	9/1/49	28,770	31,412
[3]	Northeastern University	2.894%	10/1/50	8,570	8,642
	Starbucks Corp.	4.500%	11/15/48	49,962	61,689
	Starbucks Corp.	3.350%	3/12/50	7,185	7,481
[3]	University of Chicago	2.761%	4/1/45	9,540	9,680
	VF Corp.	2.800%	4/23/27	23,720	25,187
	VF Corp.	2.950%	4/23/30	54,225	57,046
					1,247,624
Consumer Staples (1.7%)
	Altria Group Inc.	5.800%	2/14/39	25,475	31,350
	Altria Group Inc.	4.500%	5/2/43	10,105	10,837
	Altria Group Inc.	3.875%	9/16/46	22,625	22,036
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	15,460	18,689
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	83,980	104,293
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,080	20,525
	Archer-Daniels-Midland Co.	4.500%	3/15/49	34,425	44,663
	BAT Capital Corp.	3.557%	8/15/27	60,340	65,007
[6]	BAT International Finance plc	3.950%	6/15/25	15,000	16,301
[6]	Cargill Inc.	2.125%	4/23/30	10,230	10,304
[6]	Cargill Inc.	4.760%	11/23/45	57,879	76,015

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	CK Hutchison International 20 Ltd.	3.375%	5/8/50	22,780	24,149
[6]	Coca-Cola Europacific Partners plc	0.800%	5/3/24	53,765	53,567
	Conagra Brands Inc.	4.600%	11/1/25	7,685	8,637
	Conagra Brands Inc.	1.375%	11/1/27	12,255	11,940
	Conagra Brands Inc.	5.300%	11/1/38	10,375	13,186
	Constellation Brands Inc.	3.750%	5/1/50	4,690	5,097
[6]	Danone SA	2.589%	11/2/23	10,000	10,384
[6]	Danone SA	2.947%	11/2/26	68,785	73,325
	Diageo Capital plc	2.625%	4/29/23	42,580	43,869
	Diageo Capital plc	2.375%	10/24/29	19,420	20,011
	Diageo Capital plc	2.000%	4/29/30	11,315	11,247
	Diageo Capital plc	2.125%	4/29/32	3,585	3,562
	Diageo Investment Corp.	2.875%	5/11/22	17,245	17,516
	Estee Lauder Cos. Inc.	2.375%	12/1/29	12,280	12,746
	Estee Lauder Cos. Inc.	2.600%	4/15/30	9,875	10,349
	Hormel Foods Corp.	1.700%	6/3/28	11,685	11,740
[6]	Imperial Brands Finance plc	3.750%	7/21/22	58,995	60,158
	Kroger Co.	3.850%	8/1/23	5,055	5,327
	McCormick & Co. Inc.	2.500%	4/15/30	6,060	6,200
	Molson Coors Beverage Co.	3.000%	7/15/26	57,600	61,586
	PepsiCo Inc.	2.375%	10/6/26	72,545	76,922
	PepsiCo Inc.	4.000%	3/5/42	15,755	18,755
	PepsiCo Inc.	3.450%	10/6/46	45,740	50,541
	PepsiCo Inc.	3.875%	3/19/60	17,565	21,331
	Philip Morris International Inc.	4.500%	3/20/42	11,665	13,650
	Philip Morris International Inc.	3.875%	8/21/42	22,785	24,702
	Philip Morris International Inc.	4.875%	11/15/43	5,835	7,183
	Philip Morris International Inc.	4.250%	11/10/44	15,000	17,183
[6]	Sigma Alimentos SA de CV	4.125%	5/2/26	21,075	23,069
					1,137,952
Energy (2.2%)
[6]	BG Energy Capital plc	4.000%	10/15/21	17,070	17,095
	BP Capital Markets America Inc.	1.749%	8/10/30	16,205	15,760
	BP Capital Markets America Inc.	2.772%	11/10/50	17,760	16,378
	BP Capital Markets America Inc.	2.939%	6/4/51	32,550	30,916
	BP Capital Markets America Inc.	3.001%	3/17/52	44,330	42,432
	BP Capital Markets America Inc.	3.379%	2/8/61	15,585	15,505
	BP Capital Markets plc	2.500%	11/6/22	8,000	8,194
	BP Capital Markets plc	3.994%	9/26/23	13,130	14,048
	BP Capital Markets plc	3.814%	2/10/24	38,000	40,790
	BP Capital Markets plc	3.506%	3/17/25	41,710	45,182
	Chevron Corp.	3.191%	6/24/23	44,600	46,487
	Cimarex Energy Co.	4.375%	6/1/24	30,289	32,658
	ConocoPhillips	7.000%	3/30/29	11,500	15,103
	ConocoPhillips Co.	4.950%	3/15/26	12,710	14,611
[6]	Eastern Gas Transmission & Storage Inc.	3.000%	11/15/29	19,580	20,590
[6]	Eastern Gas Transmission & Storage Inc.	4.800%	11/1/43	14,190	17,416
[6]	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	7,003	8,347
	Energy Transfer LP	5.350%	5/15/45	3,410	3,980
	Energy Transfer LP	5.300%	4/15/47	5,600	6,545
	Energy Transfer LP	5.400%	10/1/47	20,601	24,565
	Enterprise Products Operating LLC	4.900%	5/15/46	5,000	6,128
	Enterprise Products Operating LLC	4.250%	2/15/48	23,475	26,596
	Enterprise Products Operating LLC	3.700%	1/31/51	5,445	5,715
	Equinor ASA	2.750%	11/10/21	31,091	31,170

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Equinor ASA	2.450%	1/17/23	10,840	11,135
	Equinor ASA	2.650%	1/15/24	10,105	10,569
	Equinor ASA	3.700%	3/1/24	20,035	21,506
	Equinor ASA	3.250%	11/10/24	17,460	18,765
	Equinor ASA	2.875%	4/6/25	4,965	5,272
	Equinor ASA	3.125%	4/6/30	82,270	89,424
	Equinor ASA	2.375%	5/22/30	15,795	16,251
	Exxon Mobil Corp.	2.726%	3/1/23	10,710	11,033
	Exxon Mobil Corp.	3.043%	3/1/26	7,330	7,910
	Exxon Mobil Corp.	2.275%	8/16/26	35,095	36,860
	Exxon Mobil Corp.	2.440%	8/16/29	24,070	25,070
	Exxon Mobil Corp.	2.610%	10/15/30	36,910	38,659
	Exxon Mobil Corp.	4.114%	3/1/46	10,845	12,721
[6]	Galaxy Pipeline Assets Bidco Ltd.	2.160%	3/31/34	50,945	50,108
[6]	Galaxy Pipeline Assets Bidco Ltd.	2.940%	9/30/40	38,947	38,934
[6]	Qatar Petroleum	2.250%	7/12/31	32,240	31,893
[6]	Qatar Petroleum	3.125%	7/12/41	23,670	23,690
[6]	Saudi Arabian Oil Co.	3.500%	4/16/29	27,885	30,042
[6]	Schlumberger Holdings Corp.	4.000%	12/21/25	21,010	23,141
[6]	Schlumberger Holdings Corp.	3.900%	5/17/28	25,724	28,406
[6]	Schlumberger Investment SA	2.400%	8/1/22	20,765	21,023
	Shell International Finance BV	3.250%	5/11/25	28,680	30,990
	Shell International Finance BV	4.125%	5/11/35	40,575	47,783
	Shell International Finance BV	5.500%	3/25/40	10,795	14,899
	Shell International Finance BV	4.375%	5/11/45	95,725	117,588
	Suncor Energy Inc.	5.950%	12/1/34	13,000	16,928
	Texaco Capital Inc.	8.625%	4/1/32	25,000	38,459
	Total Capital International SA	2.700%	1/25/23	32,714	33,730
	Total Capital International SA	3.750%	4/10/24	50,000	53,879
	TransCanada PipeLines Ltd.	4.875%	1/15/26	58,060	66,289
	TransCanada PipeLines Ltd.	4.100%	4/15/30	14,595	16,563
					1,495,731
Financials (16.2%)
[6]	AIA Group Ltd.	3.600%	4/9/29	49,000	53,681
[6]	AIA Group Ltd.	3.375%	4/7/30	12,795	13,854
	American Express Credit Corp.	2.700%	3/3/22	83,055	83,732
	American International Group Inc.	3.750%	7/10/25	9,640	10,497
	American International Group Inc.	4.250%	3/15/29	33,365	38,195
	American International Group Inc.	4.700%	7/10/35	2,550	3,106
	American International Group Inc.	6.250%	5/1/36	8,338	11,618
	American International Group Inc.	4.500%	7/16/44	12,839	15,676
	American International Group Inc.	4.800%	7/10/45	7,655	9,708
	American International Group Inc.	4.750%	4/1/48	4,455	5,692
	American International Group Inc.	4.375%	6/30/50	10,205	12,561
	American International Group Inc.	4.375%	1/15/55	5,100	6,294
[6]	Athene Global Funding	1.000%	4/16/24	23,855	23,938
[6]	Australia & New Zealand Banking Group Ltd.	2.570%	11/25/35	23,805	23,099
	Banco Santander SA	3.125%	2/23/23	28,600	29,612
	Banco Santander SA	3.848%	4/12/23	17,000	17,848
	Banco Santander SA	1.849%	3/25/26	48,600	49,209
	Banco Santander SA	2.749%	12/3/30	16,800	16,687
	Banco Santander SA	2.958%	3/25/31	9,800	10,071
	Bank of America Corp.	3.300%	1/11/23	18,875	19,588
	Bank of America Corp.	4.125%	1/22/24	7,500	8,108

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bank of America Corp.	4.000%	1/22/25	26,225	28,523
	Bank of America Corp.	3.559%	4/23/27	54,370	59,142
	Bank of America Corp.	3.593%	7/21/28	37,995	41,648
	Bank of America Corp.	3.419%	12/20/28	48,603	52,719
	Bank of America Corp.	4.271%	7/23/29	72,640	82,367
	Bank of America Corp.	3.974%	2/7/30	69,430	77,820
	Bank of America Corp.	3.194%	7/23/30	33,250	35,432
	Bank of America Corp.	2.496%	2/13/31	99,085	100,270
	Bank of America Corp.	2.687%	4/22/32	65,125	66,481
	Bank of America Corp.	6.110%	1/29/37	30,000	40,452
	Bank of America Corp.	5.875%	2/7/42	8,770	12,532
	Bank of America Corp.	3.311%	4/22/42	30,000	31,590
	Bank of America Corp.	5.000%	1/21/44	24,180	31,624
	Bank of America Corp.	3.946%	1/23/49	5,290	6,143
	Bank of America Corp.	4.330%	3/15/50	59,475	72,843
	Bank of America Corp.	2.972%	7/21/52	29,030	28,379
[6]	Bank of Montreal	2.500%	1/11/22	122,300	123,064
	Bank of New York Mellon Corp.	2.200%	8/16/23	32,698	33,747
	Bank of New York Mellon Corp.	3.000%	2/24/25	22,710	24,247
[7]	Bank of New York Mellon Corp., 3M USD LIBOR + 1.050%	1.179%	10/30/23	43,060	43,511
	Bank of Nova Scotia	2.700%	8/3/26	60,225	63,840
[6]	Banque Federative du Credit Mutuel SA	1.604%	10/4/26	33,875	33,938
	Barclays plc	3.932%	5/7/25	52,770	56,618
	Barclays plc	2.667%	3/10/32	52,470	52,567
[7]	Barclays plc, 3M USD LIBOR + 1.380%	1.505%	5/16/24	36,710	37,331
	Berkshire Hathaway Inc.	3.125%	3/15/26	23,645	25,646
[6]	BNP Paribas SA	2.950%	5/23/22	4,365	4,441
	BNP Paribas SA	3.250%	3/3/23	4,190	4,366
[6]	BNP Paribas SA	3.800%	1/10/24	56,070	59,738
[6]	BNP Paribas SA	3.375%	1/9/25	61,070	65,120
[6]	BNP Paribas SA	2.819%	11/19/25	44,480	46,588
[6]	BNP Paribas SA	1.323%	1/13/27	20,420	20,096
[6]	BNP Paribas SA	3.500%	11/16/27	74,220	80,670
[6]	BNP Paribas SA	2.159%	9/15/29	30,900	30,653
[6]	BNP Paribas SA	2.871%	4/19/32	23,320	23,824
[6]	BPCE SA	5.700%	10/22/23	10,670	11,699
	BPCE SA	4.000%	4/15/24	25,885	28,027
[6]	BPCE SA	5.150%	7/21/24	37,185	41,109
[6]	BPCE SA	3.500%	10/23/27	64,900	70,182
[6]	BPCE SA	2.700%	10/1/29	48,550	50,362
[6]	Brighthouse Financial Global Funding	1.000%	4/12/24	4,600	4,623
[6]	Brighthouse Financial Global Funding	1.550%	5/24/26	37,050	37,119
[6]	Brighthouse Financial Global Funding	2.000%	6/28/28	27,235	27,087
[6]	Canadian Imperial Bank of Commerce	1.150%	7/8/26	35,110	35,143
[7]	Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.720%	0.838%	6/16/22	57,790	58,066
	Capital One Financial Corp.	3.750%	4/24/24	60,945	65,376
	Capital One Financial Corp.	3.200%	2/5/25	9,055	9,670
	Charles Schwab Corp.	0.750%	3/18/24	58,465	58,741
	Charles Schwab Corp.	3.200%	3/2/27	19,790	21,577
	Charles Schwab Corp.	2.000%	3/20/28	45,325	46,267
	Chubb INA Holdings Inc.	3.350%	5/15/24	20,340	21,767
	Chubb INA Holdings Inc.	3.350%	5/3/26	12,280	13,388
	Chubb INA Holdings Inc.	4.350%	11/3/45	24,795	31,173
	Citigroup Inc.	0.981%	5/1/25	52,610	52,811

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Citigroup Inc.	1.462%	6/9/27	105,990	105,428
	Citigroup Inc.	4.125%	7/25/28	45,085	50,353
	Citigroup Inc.	3.520%	10/27/28	72,260	78,602
	Citigroup Inc.	6.625%	6/15/32	9,000	12,105
	Citigroup Inc.	3.878%	1/24/39	37,225	42,565
	Citigroup Inc.	5.875%	1/30/42	7,460	10,649
	Citigroup Inc.	5.300%	5/6/44	12,142	16,181
	Comerica Bank	2.500%	7/23/24	26,085	27,339
[6]	Commonwealth Bank of Australia	2.688%	3/11/31	79,335	79,017
[6]	Cooperatieve Rabobank UA	1.106%	2/24/27	50,065	49,364
[6]	Credit Agricole SA	3.750%	4/24/23	31,690	33,304
[6]	Credit Agricole SA	3.250%	10/4/24	79,590	84,899
	Credit Suisse AG	3.000%	10/29/21	53,710	53,816
	Credit Suisse AG	3.625%	9/9/24	3,955	4,266
[6]	Credit Suisse Group AG	3.574%	1/9/23	40,835	41,169
[6]	Credit Suisse Group AG	4.207%	6/12/24	12,285	12,974
	Credit Suisse Group AG	3.750%	3/26/25	57,400	61,919
[6]	Credit Suisse Group AG	2.593%	9/11/25	33,940	35,195
[6]	Credit Suisse Group AG	1.305%	2/2/27	35,345	34,579
[6]	Credit Suisse Group AG	3.869%	1/12/29	11,050	12,062
[6]	Credit Suisse Group AG	3.091%	5/14/32	32,865	33,689
[6,7]	Credit Suisse Group AG, 3M USD LIBOR + 1.240%	1.354%	6/12/24	24,825	25,199
[6]	Danske Bank A/S	5.000%	1/12/22	20,770	21,020
[6]	Danske Bank A/S	3.875%	9/12/23	45,515	48,155
[6]	Danske Bank A/S	5.375%	1/12/24	57,035	62,594
[6]	Danske Bank A/S	1.621%	9/11/26	30,135	30,153
[6]	Danske Bank A/S	1.549%	9/10/27	55,390	55,044
[6]	DNB Bank ASA	1.535%	5/25/27	51,450	51,478
[6]	DNB Bank ASA	1.605%	3/30/28	45,295	45,121
[6]	DNB Boligkreditt A/S	2.500%	3/28/22	24,355	24,627
[6]	Equitable Financial Life Global Funding	1.400%	7/7/25	15,285	15,365
[6]	Equitable Financial Life Global Funding	1.300%	7/12/26	26,910	26,675
[6]	Equitable Financial Life Global Funding	1.400%	8/27/27	33,510	33,073
[6]	Equitable Financial Life Global Funding	1.800%	3/8/28	30,265	30,082
	Fifth Third Bancorp	2.550%	5/5/27	9,850	10,358
	Fifth Third Bank NA	3.850%	3/15/26	29,295	32,275
[6]	Five Corners Funding Trust	4.419%	11/15/23	5,320	5,746
[6]	GA Global Funding Trust	1.000%	4/8/24	36,170	36,331
	Goldman Sachs Group Inc.	5.750%	1/24/22	67,095	68,237
	Goldman Sachs Group Inc.	2.876%	10/31/22	65,405	65,521
	Goldman Sachs Group Inc.	3.625%	1/22/23	7,715	8,041
	Goldman Sachs Group Inc.	3.500%	1/23/25	16,660	17,845
	Goldman Sachs Group Inc.	3.272%	9/29/25	44,260	47,268
	Goldman Sachs Group Inc.	4.250%	10/21/25	13,000	14,403
	Goldman Sachs Group Inc.	3.500%	11/16/26	48,000	51,930
	Goldman Sachs Group Inc.	3.850%	1/26/27	36,525	40,129
	Goldman Sachs Group Inc.	1.431%	3/9/27	76,670	76,443
	Goldman Sachs Group Inc.	1.542%	9/10/27	43,275	43,148
	Goldman Sachs Group Inc.	3.691%	6/5/28	14,525	15,980
	Goldman Sachs Group Inc.	3.814%	4/23/29	72,755	80,455
	Goldman Sachs Group Inc.	4.223%	5/1/29	54,990	62,210
	Goldman Sachs Group Inc.	3.800%	3/15/30	19,710	21,947
	Goldman Sachs Group Inc.	2.615%	4/22/32	39,650	40,118
	Goldman Sachs Group Inc.	2.383%	7/21/32	35,765	35,429

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Goldman Sachs Group Inc.	6.250%	2/1/41	20,700	30,234
	Goldman Sachs Group Inc.	4.800%	7/8/44	19,895	25,429
[6]	Guardian Life Global Funding	1.250%	5/13/26	7,235	7,209
	HSBC Holdings plc	3.262%	3/13/23	25,625	25,947
	HSBC Holdings plc	3.600%	5/25/23	56,130	59,016
	HSBC Holdings plc	0.976%	5/24/25	19,405	19,368
	HSBC Holdings plc	3.900%	5/25/26	7,915	8,698
	HSBC Holdings plc	1.589%	5/24/27	27,800	27,630
	HSBC Holdings plc	4.041%	3/13/28	27,520	30,452
	HSBC Holdings plc	4.583%	6/19/29	40,190	45,698
	HSBC Holdings plc	2.206%	8/17/29	32,365	32,128
	HSBC Holdings plc	2.357%	8/18/31	62,305	61,550
	HSBC Holdings plc	7.625%	5/17/32	15,800	22,135
	HSBC Holdings plc	2.804%	5/24/32	54,790	55,538
	HSBC Holdings plc	6.500%	5/2/36	22,000	30,322
	HSBC Holdings plc	6.100%	1/14/42	43,680	62,689
	HSBC Holdings plc	5.250%	3/14/44	5,795	7,533
[7]	HSBC Holdings plc, 3M USD LIBOR + 1.000%	1.125%	5/18/24	26,495	26,790
	HSBC USA Inc.	3.500%	6/23/24	18,355	19,696
	ING Groep NV	3.150%	3/29/22	13,170	13,359
	ING Groep NV	3.950%	3/29/27	33,605	37,652
	ING Groep NV	1.726%	4/1/27	33,125	33,319
	Intercontinental Exchange Inc.	2.650%	9/15/40	6,100	5,838
	Intercontinental Exchange Inc.	3.000%	6/15/50	19,095	18,842
	Intercontinental Exchange Inc.	3.000%	9/15/60	27,695	26,178
[6]	JAB Holdings BV	2.200%	11/23/30	10,375	10,167
[6]	JAB Holdings BV	3.750%	5/28/51	20,355	21,898
[6]	Jackson National Life Global Funding	3.250%	1/30/24	48,955	51,811
	JPMorgan Chase & Co.	3.375%	5/1/23	20,345	21,276
	JPMorgan Chase & Co.	3.875%	2/1/24	11,200	12,041
	JPMorgan Chase & Co.	3.900%	7/15/25	11,560	12,633
	JPMorgan Chase & Co.	7.750%	7/15/25	25,000	30,949
	JPMorgan Chase & Co.	3.300%	4/1/26	26,730	28,912
	JPMorgan Chase & Co.	2.950%	10/1/26	75,000	80,317
	JPMorgan Chase & Co.	4.125%	12/15/26	24,400	27,421
	JPMorgan Chase & Co.	4.250%	10/1/27	9,275	10,526
	JPMorgan Chase & Co.	2.069%	6/1/29	14,530	14,562
	JPMorgan Chase & Co.	4.452%	12/5/29	40,000	46,016
	JPMorgan Chase & Co.	3.702%	5/6/30	18,940	20,917
	JPMorgan Chase & Co.	1.953%	2/4/32	37,965	36,651
	JPMorgan Chase & Co.	2.580%	4/22/32	22,175	22,520
	JPMorgan Chase & Co.	3.109%	4/22/41	38,075	39,405
	JPMorgan Chase & Co.	5.600%	7/15/41	70,000	97,129
	JPMorgan Chase & Co.	5.400%	1/6/42	16,235	22,300
	JPMorgan Chase & Co.	3.157%	4/22/42	19,440	20,189
	JPMorgan Chase & Co.	5.625%	8/16/43	13,500	18,690
	JPMorgan Chase & Co.	4.950%	6/1/45	12,000	15,700
	JPMorgan Chase & Co.	3.964%	11/15/48	160,000	186,097
	JPMorgan Chase & Co.	3.109%	4/22/51	38,610	39,390
[6]	Liberty Mutual Group Inc.	4.250%	6/15/23	2,608	2,764
[6]	Liberty Mutual Group Inc.	4.569%	2/1/29	9,217	10,713
[6]	Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	26,525
	Loews Corp.	2.625%	5/15/23	14,100	14,533
[6]	LSEGA Financing plc	1.375%	4/6/26	97,795	97,410

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	LSEGA Financing plc	2.000%	4/6/28	63,125	63,497
[6]	LSEGA Financing plc	2.500%	4/6/31	38,890	39,505
[6]	Macquarie Group Ltd.	4.150%	3/27/24	50,725	53,271
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	20,085	21,338
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	22,125	25,693
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	10,400	14,013
	MetLife Inc.	3.600%	4/10/24	28,000	30,085
	MetLife Inc.	4.125%	8/13/42	5,300	6,295
	MetLife Inc.	4.875%	11/13/43	17,500	22,961
[6]	Metropolitan Life Global Funding I	3.450%	10/9/21	28,465	28,478
[6]	Metropolitan Life Global Funding I	2.650%	4/8/22	14,005	14,180
[6]	Metropolitan Life Global Funding I	3.450%	12/18/26	29,970	32,951
[6]	Metropolitan Life Global Funding I	3.000%	9/19/27	43,250	46,517
[6]	Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	30,948
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	64,285	65,481
	Morgan Stanley	3.750%	2/25/23	23,000	24,059
	Morgan Stanley	3.875%	4/29/24	22,050	23,790
	Morgan Stanley	0.790%	5/30/25	51,000	50,855
	Morgan Stanley	2.720%	7/22/25	51,520	53,964
	Morgan Stanley	4.000%	7/23/25	20,805	22,929
	Morgan Stanley	3.125%	7/27/26	36,950	39,768
	Morgan Stanley	4.350%	9/8/26	15,000	16,915
	Morgan Stanley	3.625%	1/20/27	31,000	34,168
	Morgan Stanley	3.772%	1/24/29	56,830	62,916
	Morgan Stanley	2.699%	1/22/31	72,345	74,795
	Morgan Stanley	7.250%	4/1/32	51,100	74,175
	Morgan Stanley	2.239%	7/21/32	52,315	51,425
	Morgan Stanley	4.300%	1/27/45	24,705	30,125
[6]	National Australia Bank Ltd.	2.400%	12/7/21	75,600	75,884
[6]	National Australia Bank Ltd.	2.332%	8/21/30	83,980	81,197
[6]	National Australia Bank Ltd.	2.990%	5/21/31	55,019	55,712
[6]	Nationwide Building Society	3.622%	4/26/23	22,755	23,158
[6]	Nationwide Financial Services Inc.	3.900%	11/30/49	47,630	54,429
[6]	Nationwide Mutual Insurance Co.	4.350%	4/30/50	66,415	75,567
	NatWest Group plc	1.642%	6/14/27	30,570	30,550
[6]	NatWest Markets plc	0.800%	8/12/24	23,725	23,668
[6]	NBK SPC Ltd.	2.750%	5/30/22	56,875	57,585
[6]	NBK SPC Ltd.	1.625%	9/15/27	67,250	66,426
[6]	New York Life Global Funding	2.900%	1/17/24	58,670	61,753
[6]	New York Life Insurance Co.	5.875%	5/15/33	44,785	58,779
[6]	New York Life Insurance Co.	3.750%	5/15/50	17,810	19,920
[6]	New York Life Insurance Co.	4.450%	5/15/69	14,535	18,275
[6]	Nordea Bank Abp	1.500%	9/30/26	65,000	64,855
[6]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	24,098	27,353
[6]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	9,060	9,861
[6]	Pacific Life Global Funding II	1.375%	4/14/26	51,785	51,926
	PNC Bank NA	3.300%	10/30/24	14,645	15,770
	PNC Bank NA	2.950%	2/23/25	34,775	36,988
	PNC Bank NA	3.100%	10/25/27	42,485	46,396
	PNC Bank NA	3.250%	1/22/28	60,960	66,785
	PNC Financial Services Group Inc.	3.900%	4/29/24	40,150	43,268
	PNC Financial Services Group Inc.	2.550%	1/22/30	52,980	55,102
[6]	Principal Life Global Funding II	2.500%	9/16/29	45,000	47,056
	Prudential Financial Inc.	3.000%	3/10/40	8,200	8,413
	Prudential plc	3.125%	4/14/30	21,325	22,993

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Royal Bank of Canada	2.750%	2/1/22	44,630	45,005
	Santander Holdings USA Inc.	3.700%	3/28/22	28,405	28,773
	Santander Holdings USA Inc.	3.400%	1/18/23	26,105	26,992
[6]	Standard Chartered plc	1.214%	3/23/25	12,545	12,568
	State Street Corp.	2.653%	5/15/23	31,280	31,730
[6]	Sumitomo Mitsui Trust Bank Ltd.	0.850%	3/25/24	100,340	100,539
[6]	Svenska Handelsbanken AB	1.418%	6/11/27	65,775	65,520
[6]	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	21,990	28,426
[6]	Teachers Insurance & Annuity Assn. of America	4.270%	5/15/47	42,865	51,864
[6]	Temasek Financial I Ltd.	2.375%	1/23/23	39,070	40,072
[6]	Temasek Financial I Ltd.	3.625%	8/1/28	36,135	40,718
[6]	Temasek Financial I Ltd.	2.375%	8/2/41	46,325	44,901
[6]	Temasek Financial I Ltd.	2.250%	4/6/51	40,775	37,851
[6]	Temasek Financial I Ltd.	2.500%	10/6/70	23,800	21,998
[6]	Toronto-Dominion Bank	2.500%	1/18/23	77,500	78,022
	Truist Bank	2.625%	1/15/22	22,740	22,849
	Truist Bank	3.300%	5/15/26	11,955	13,029
	Truist Financial Corp.	2.200%	3/16/23	60,000	61,558
	Truist Financial Corp.	3.700%	6/5/25	48,000	52,530
	Truist Financial Corp.	1.950%	6/5/30	33,005	33,050
	U.S. Bancorp	2.625%	1/24/22	47,510	47,766
	U.S. Bancorp	3.700%	1/30/24	39,005	41,704
	U.S. Bancorp	2.375%	7/22/26	45,000	47,494
[6]	UBS AG	1.250%	6/1/26	60,465	60,104
[6]	UBS Group AG	2.650%	2/1/22	46,000	46,358
[6]	UBS Group AG	1.494%	8/10/27	40,025	39,591
[6]	UBS Group AG	3.126%	8/13/30	18,240	19,382
[6]	UBS Group AG	2.095%	2/11/32	25,345	24,668
[6]	UniCredit SpA	1.982%	6/3/27	37,130	36,947
[6]	UniCredit SpA	3.127%	6/3/32	40,330	40,743
[6]	USAA Capital Corp.	2.125%	5/1/30	3,735	3,756
	Wachovia Corp.	6.605%	10/1/25	15,000	17,921
	Wells Fargo & Co.	3.450%	2/13/23	39,400	41,032
	Wells Fargo & Co.	4.480%	1/16/24	34,444	37,337
	Wells Fargo & Co.	3.750%	1/24/24	30,455	32,549
	Wells Fargo & Co.	3.000%	2/19/25	28,660	30,387
	Wells Fargo & Co.	0.805%	5/19/25	24,935	25,002
	Wells Fargo & Co.	3.550%	9/29/25	27,170	29,578
	Wells Fargo & Co.	3.000%	4/22/26	36,830	39,527
	Wells Fargo & Co.	4.100%	6/3/26	45,700	50,912
	Wells Fargo & Co.	3.000%	10/23/26	6,435	6,893
	Wells Fargo & Co.	3.196%	6/17/27	57,145	61,362
	Wells Fargo & Co.	2.879%	10/30/30	28,045	29,332
	Wells Fargo & Co.	2.572%	2/11/31	98,745	100,704
	Wells Fargo & Co.	5.606%	1/15/44	28,551	38,860
	Wells Fargo & Co.	4.650%	11/4/44	20,735	25,258
	Wells Fargo & Co.	4.900%	11/17/45	16,060	20,218
	Wells Fargo & Co.	4.400%	6/14/46	36,200	43,099
	Wells Fargo & Co.	4.750%	12/7/46	38,790	48,523
	Willis North America Inc.	2.950%	9/15/29	6,870	7,179
					10,826,465

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Health Care (4.8%)
	AbbVie Inc.	3.450%	3/15/22	23,785	23,999
	AbbVie Inc.	3.800%	3/15/25	12,825	13,932
	AbbVie Inc.	4.050%	11/21/39	19,895	22,854
	AbbVie Inc.	4.850%	6/15/44	14,075	17,671
	AbbVie Inc.	4.450%	5/14/46	35,585	42,796
	AbbVie Inc.	4.250%	11/21/49	22,440	26,569
	Advocate Health & Hospitals Corp.	2.211%	6/15/30	17,670	17,844
	Advocate Health & Hospitals Corp.	3.008%	6/15/50	19,220	19,840
	Aetna Inc.	2.800%	6/15/23	32,080	33,222
[6]	Alcon Finance Corp.	2.750%	9/23/26	5,645	5,967
[6]	Alcon Finance Corp.	2.600%	5/27/30	7,035	7,197
[6]	Alcon Finance Corp.	3.800%	9/23/49	32,825	36,419
	AmerisourceBergen Corp.	0.737%	3/15/23	27,355	27,395
	Amgen Inc.	3.625%	5/22/24	38,185	40,897
	Amgen Inc.	2.300%	2/25/31	67,075	67,240
	Amgen Inc.	3.150%	2/21/40	44,355	45,214
	Amgen Inc.	5.150%	11/15/41	6,373	8,151
	Amgen Inc.	2.770%	9/1/53	8,878	8,223
	Anthem Inc.	3.650%	12/1/27	13,150	14,595
	Anthem Inc.	4.101%	3/1/28	42,145	47,658
	Anthem Inc.	2.550%	3/15/31	38,225	39,287
	Anthem Inc.	4.650%	8/15/44	3,181	3,922
	Ascension Health	2.532%	11/15/29	48,025	50,337
[3]	Ascension Health	4.847%	11/15/53	1,950	2,772
	AstraZeneca plc	3.375%	11/16/25	27,755	30,267
	AstraZeneca plc	4.000%	1/17/29	33,295	38,027
[6]	Bayer U.S. Finance II LLC	4.250%	12/15/25	23,781	26,270
[6]	Bayer U.S. Finance II LLC	5.500%	7/30/35	15,000	18,621
[6]	Bayer U.S. Finance LLC	3.000%	10/8/21	38,730	38,749
[6]	Bayer U.S. Finance LLC	3.375%	10/8/24	26,960	28,725
[3]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	17,675	19,305
	Bon Secours Mercy Health Inc.	2.095%	6/1/31	11,525	11,447
	Boston Scientific Corp.	4.000%	3/1/29	6,515	7,384
	Bristol-Myers Squibb Co.	2.750%	2/15/23	4,416	4,553
	Bristol-Myers Squibb Co.	3.250%	2/20/23	7,303	7,580
	Bristol-Myers Squibb Co.	3.400%	7/26/29	29,395	32,577
	Bristol-Myers Squibb Co.	4.125%	6/15/39	16,775	20,038
	Bristol-Myers Squibb Co.	4.550%	2/20/48	7,153	9,177
	Bristol-Myers Squibb Co.	4.250%	10/26/49	48,907	60,683
	Bristol-Myers Squibb Co.	2.550%	11/13/50	17,765	16,749
	Children's Hospital Corp.	2.585%	2/1/50	5,670	5,418
	Cigna Corp.	3.250%	4/15/25	30,765	32,889
	Cigna Corp.	4.375%	10/15/28	18,115	20,935
	CommonSpirit Health	2.950%	11/1/22	33,780	34,675
	CommonSpirit Health	4.200%	8/1/23	11,695	12,422
	CommonSpirit Health	2.760%	10/1/24	28,080	29,540
	CommonSpirit Health	3.347%	10/1/29	40,950	44,001
	CommonSpirit Health	2.782%	10/1/30	16,260	16,744
[3]	CommonSpirit Health	4.350%	11/1/42	22,185	25,407
	CommonSpirit Health	4.187%	10/1/49	34,445	39,287
	Cottage Health Obligated Group	3.304%	11/1/49	10,000	10,627
	CVS Health Corp.	2.750%	12/1/22	20,000	20,439
	CVS Health Corp.	4.300%	3/25/28	1,905	2,172
	CVS Health Corp.	4.875%	7/20/35	18,205	22,047

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CVS Health Corp.	4.125%	4/1/40	18,000	20,667
	CVS Health Corp.	5.125%	7/20/45	25,595	32,968
[3,6]	CVS Pass-Through Trust	5.926%	1/10/34	11,735	14,129
	Dignity Health	3.812%	11/1/24	18,560	19,924
[6]	EMD Finance LLC	2.950%	3/19/22	19,640	19,795
	Gilead Sciences Inc.	2.500%	9/1/23	26,390	27,368
	Gilead Sciences Inc.	3.700%	4/1/24	21,420	22,890
	Gilead Sciences Inc.	3.500%	2/1/25	28,575	30,747
	Gilead Sciences Inc.	4.500%	2/1/45	26,007	31,567
	Gilead Sciences Inc.	2.800%	10/1/50	20,185	19,126
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	25,750	26,682
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	21,288
	GlaxoSmithKline Capital plc	2.850%	5/8/22	51,595	52,398
	Indiana University Health Inc. Obligated Group	2.852%	11/1/51	12,815	13,022
	Johnson & Johnson	6.730%	11/15/23	15,000	16,984
	Johnson & Johnson	2.450%	3/1/26	78,000	82,668
	Kaiser Foundation Hospitals	3.150%	5/1/27	15,190	16,512
	Kaiser Foundation Hospitals	2.810%	6/1/41	39,420	40,030
	Kaiser Foundation Hospitals	4.875%	4/1/42	12,710	16,879
	Kaiser Foundation Hospitals	3.002%	6/1/51	38,650	39,475
	Mass General Brigham Inc.	3.192%	7/1/49	32,645	34,354
	Mass General Brigham Inc.	3.342%	7/1/60	31,285	33,394
	Mayo Clinic	4.128%	11/15/52	11,465	14,399
	Medtronic Inc.	3.500%	3/15/25	9,849	10,687
	Memorial Sloan-Kettering Cancer Center	5.000%	7/1/42	11,505	15,483
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	20,260	20,443
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	7,820	9,772
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	5,940	7,532
	Merck & Co. Inc.	2.750%	2/10/25	38,000	40,220
	Merck & Co. Inc.	3.400%	3/7/29	58,390	64,655
	Merck & Co. Inc.	4.150%	5/18/43	28,405	34,546
	Mercy Health	4.302%	7/1/28	19,830	22,693
	Novartis Capital Corp.	3.400%	5/6/24	13,425	14,396
	Novartis Capital Corp.	4.400%	5/6/44	21,485	27,462
	Pfizer Inc.	3.000%	12/15/26	28,400	31,055
	Pfizer Inc.	3.450%	3/15/29	52,500	58,352
	Pfizer Inc.	1.700%	5/28/30	9,100	8,974
	Pfizer Inc.	4.100%	9/15/38	52,715	63,004
	Pfizer Inc.	2.550%	5/28/40	11,300	11,183
	Pfizer Inc.	2.700%	5/28/50	12,495	12,309
	Piedmont Healthcare Inc.	2.044%	1/1/32	8,750	8,594
	Piedmont Healthcare Inc.	2.719%	1/1/42	8,750	8,569
	Piedmont Healthcare Inc.	2.864%	1/1/52	11,625	11,289
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	14,735	15,631
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	25,655	26,706
[3]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	12,030	14,150
[5]	Providence St. Joseph Health Obligated Group	2.700%	10/1/51	34,000	32,490
[6]	Roche Holdings Inc.	2.375%	1/28/27	61,570	64,394
	Royalty Pharma plc	3.300%	9/2/40	15,135	15,127
	Royalty Pharma plc	3.550%	9/2/50	48,265	47,473
	Rush Obligated Group	3.922%	11/15/29	12,000	13,565

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	SSM Health Care Corp.	3.823%	6/1/27	41,615	46,517
	Sutter Health	2.294%	8/15/30	19,905	20,013
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	30,825	30,352
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	18,290	18,519
	Thermo Fisher Scientific Inc.	1.750%	10/15/28	8,960	8,939
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	19,320	18,923
	Toledo Hospital	5.750%	11/15/38	17,965	21,597
	UnitedHealth Group Inc.	2.875%	3/15/22	2,346	2,358
	UnitedHealth Group Inc.	2.875%	3/15/23	12,000	12,447
	UnitedHealth Group Inc.	3.100%	3/15/26	14,220	15,438
	UnitedHealth Group Inc.	3.850%	6/15/28	34,260	38,794
	UnitedHealth Group Inc.	2.000%	5/15/30	11,275	11,309
	UnitedHealth Group Inc.	4.625%	7/15/35	9,285	11,577
	UnitedHealth Group Inc.	6.625%	11/15/37	20,000	29,928
	UnitedHealth Group Inc.	2.750%	5/15/40	12,760	12,809
	UnitedHealth Group Inc.	4.625%	11/15/41	36,010	45,137
	UnitedHealth Group Inc.	4.250%	3/15/43	31,000	37,473
	UnitedHealth Group Inc.	4.750%	7/15/45	12,296	16,106
	UnitedHealth Group Inc.	4.200%	1/15/47	8,345	10,082
	UnitedHealth Group Inc.	4.250%	6/15/48	12,545	15,414
	UnitedHealth Group Inc.	4.450%	12/15/48	4,890	6,194
	UnitedHealth Group Inc.	3.700%	8/15/49	40,900	46,477
	UnitedHealth Group Inc.	2.900%	5/15/50	36,364	36,443
	UnitedHealth Group Inc.	3.875%	8/15/59	4,060	4,793
	UnitedHealth Group Inc.	3.125%	5/15/60	12,840	13,147
	Wyeth LLC	5.950%	4/1/37	15,000	21,103
					3,220,665
Industrials (2.0%)
[6]	Ashtead Capital Inc.	2.450%	8/12/31	17,920	17,604
[6]	BAE Systems Holdings Inc.	3.800%	10/7/24	26,068	28,147
[6]	BAE Systems Holdings Inc.	3.850%	12/15/25	29,838	32,615
[6]	BAE Systems plc	3.400%	4/15/30	9,390	10,127
	Boeing Co.	1.433%	2/4/24	34,165	34,214
	Boeing Co.	2.700%	2/1/27	16,380	16,969
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,235	7,275
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	3,748	5,052
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	5,750	7,240
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	21,220	25,451
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	26,898	32,271
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	3,225	3,852
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	16,975	17,521
	Canadian National Railway Co.	2.450%	5/1/50	25,925	23,906
	Carrier Global Corp.	2.722%	2/15/30	15,103	15,615
	Caterpillar Financial Services Corp.	2.625%	3/1/23	39,500	40,779
	Caterpillar Inc.	3.400%	5/15/24	19,475	20,801
	Caterpillar Inc.	5.200%	5/27/41	19,770	27,028
	CSX Corp.	4.300%	3/1/48	16,635	20,111
	CSX Corp.	3.350%	9/15/49	7,745	8,155
	Eaton Corp.	6.500%	6/1/25	10,000	11,671
	Illinois Tool Works Inc.	3.500%	3/1/24	42,775	45,518
	John Deere Capital Corp.	2.800%	1/27/23	8,000	8,262
	John Deere Capital Corp.	3.350%	6/12/24	9,000	9,665
	John Deere Capital Corp.	3.450%	3/13/25	43,560	47,308
	Kansas City Southern	4.950%	8/15/45	13,845	17,503
	Lockheed Martin Corp.	2.900%	3/1/25	26,840	28,561

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lockheed Martin Corp.	1.850%	6/15/30	2,545	2,528
	Lockheed Martin Corp.	4.500%	5/15/36	6,715	8,310
	Lockheed Martin Corp.	3.800%	3/1/45	7,501	8,678
	Lockheed Martin Corp.	4.700%	5/15/46	12,041	15,802
	Lockheed Martin Corp.	2.800%	6/15/50	10,925	10,829
	Lockheed Martin Corp.	4.090%	9/15/52	4,609	5,648
	Otis Worldwide Corp.	2.565%	2/15/30	8,155	8,371
	Otis Worldwide Corp.	3.362%	2/15/50	12,690	13,282
	Parker-Hannifin Corp.	3.250%	6/14/29	9,065	9,749
	Parker-Hannifin Corp.	4.450%	11/21/44	14,290	17,227
[6]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.450%	7/1/24	15,560	16,579
[6]	Penske Truck Leasing Co. LP / PTL Finance Corp.	2.700%	11/1/24	22,660	23,776
[6]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.950%	3/10/25	53,520	58,024
	Raytheon Technologies Corp.	4.125%	11/16/28	32,800	37,340
	Raytheon Technologies Corp.	4.450%	11/16/38	9,050	10,958
	Raytheon Technologies Corp.	4.500%	6/1/42	34,249	42,121
	Raytheon Technologies Corp.	3.750%	11/1/46	5,891	6,544
[6]	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	60,840	61,911
[6]	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	62,200	65,948
[6]	Siemens Financieringsmaatschappij NV	1.700%	3/11/28	21,840	21,811
[6]	Siemens Financieringsmaatschappij NV	2.150%	3/11/31	38,245	38,371
[6]	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	40,495	51,150
	Stanley Black & Decker Inc.	4.850%	11/15/48	24,040	31,896
	Teledyne Technologies Inc.	2.250%	4/1/28	40,240	40,906
	Teledyne Technologies Inc.	2.750%	4/1/31	44,340	45,384
	Union Pacific Corp.	3.700%	3/1/29	27,750	30,965
	Union Pacific Corp.	3.250%	2/5/50	14,765	15,503
	Union Pacific Corp.	3.799%	10/1/51	29,538	34,092
	Union Pacific Corp.	3.839%	3/20/60	32,310	37,079
	Union Pacific Corp.	2.973%	9/16/62	7,030	6,794
	Union Pacific Corp.	3.750%	2/5/70	16,165	18,072
[3]	United Airlines Class B Series 2018-1 Pass Through Trust	4.600%	9/1/27	5,716	5,832
					1,364,701
Materials (0.1%)
[6]	Air Liquide Finance SA	2.250%	9/27/23	21,000	21,681
[6]	Air Liquide Finance SA	2.500%	9/27/26	16,815	17,773
	International Paper Co.	4.350%	8/15/48	23,159	28,341
					67,795
Real Estate (0.8%)
	American Tower Corp.	4.700%	3/15/22	2,905	2,956
	American Tower Corp.	5.000%	2/15/24	8,641	9,493
	American Tower Corp.	4.400%	2/15/26	7,300	8,156
	American Tower Corp.	3.800%	8/15/29	32,261	35,723
	Boston Properties LP	3.125%	9/1/23	13,520	14,097
	Boston Properties LP	3.800%	2/1/24	1,780	1,891
	Crown Castle International Corp.	3.650%	9/1/27	10,385	11,403
	Crown Castle International Corp.	3.800%	2/15/28	8,575	9,438
	Crown Castle International Corp.	2.100%	4/1/31	76,475	73,737
	Equinix Inc.	3.000%	7/15/50	35,915	34,345
	Healthpeak Properties Inc.	3.000%	1/15/30	30,600	32,263
	Realty Income Corp.	3.250%	1/15/31	19,405	21,053

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	SBA Tower Trust	3.448%	3/15/48	28,730	29,122
[6]	SBA Tower Trust	2.836%	1/15/50	24,160	25,055
[6]	SBA Tower Trust	1.884%	7/15/50	9,320	9,459
[6]	SBA Tower Trust	1.631%	5/15/51	24,900	24,847
[6]	Scentre Group Trust 1 / Scentre Group Trust 2	4.375%	5/28/30	28,670	33,147
	Simon Property Group LP	3.750%	2/1/24	6,645	7,078
	Simon Property Group LP	3.375%	10/1/24	20,470	21,906
	Simon Property Group LP	2.450%	9/13/29	38,350	39,155
	VEREIT Operating Partnership LP	3.400%	1/15/28	8,845	9,558
	VEREIT Operating Partnership LP	2.200%	6/15/28	25,855	26,169
	VEREIT Operating Partnership LP	2.850%	12/15/32	19,565	20,321
					500,372
Technology (3.8%)
	Apple Inc.	3.000%	2/9/24	22,750	23,979
	Apple Inc.	3.450%	5/6/24	31,140	33,432
	Apple Inc.	2.850%	5/11/24	45,635	48,153
	Apple Inc.	2.750%	1/13/25	21,615	22,897
	Apple Inc.	3.250%	2/23/26	38,220	41,591
	Apple Inc.	2.450%	8/4/26	55,182	58,416
	Apple Inc.	3.350%	2/9/27	56,435	62,198
	Apple Inc.	3.200%	5/11/27	39,750	43,592
	Apple Inc.	2.900%	9/12/27	83,420	90,418
	Apple Inc.	3.850%	5/4/43	15,275	17,835
	Apple Inc.	4.450%	5/6/44	4,035	5,119
	Apple Inc.	3.850%	8/4/46	36,510	42,621
	Apple Inc.	2.650%	5/11/50	26,520	25,531
	Apple Inc.	2.550%	8/20/60	50,285	45,866
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	10,955	12,042
	Broadcom Inc.	4.250%	4/15/26	3,395	3,779
	Broadcom Inc.	4.110%	9/15/28	38,911	43,341
	Broadcom Inc.	4.150%	11/15/30	4,670	5,179
[6]	Broadcom Inc.	3.500%	2/15/41	26,355	26,143
[6]	Broadcom Inc.	3.750%	2/15/51	12,880	12,918
	Cisco Systems Inc.	2.500%	9/20/26	15,921	16,986
	Fidelity National Information Services Inc.	1.650%	3/1/28	8,650	8,537
	Fiserv Inc.	3.200%	7/1/26	21,845	23,590
	Global Payments Inc.	2.900%	5/15/30	22,020	22,755
	Intel Corp.	2.875%	5/11/24	29,825	31,546
	Intel Corp.	4.100%	5/19/46	47,755	56,043
	Intel Corp.	3.250%	11/15/49	10,000	10,367
	Intel Corp.	3.050%	8/12/51	60,730	60,764
	Intel Corp.	3.200%	8/12/61	16,360	16,540
	International Business Machines Corp.	3.375%	8/1/23	61,300	64,636
	International Business Machines Corp.	3.625%	2/12/24	22,800	24,403
	International Business Machines Corp.	3.000%	5/15/24	81,400	86,363
	International Business Machines Corp.	7.000%	10/30/25	25,000	30,792
	International Business Machines Corp.	3.300%	5/15/26	148,025	161,511
	International Business Machines Corp.	3.500%	5/15/29	98,025	108,254
	International Business Machines Corp.	2.850%	5/15/40	22,310	22,277
	International Business Machines Corp.	2.950%	5/15/50	8,825	8,699
	Microsoft Corp.	2.875%	2/6/24	47,230	49,676
	Microsoft Corp.	2.700%	2/12/25	23,890	25,316

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Microsoft Corp.	3.125%	11/3/25	11,865	12,857
	Microsoft Corp.	2.400%	8/8/26	64,501	68,533
	Microsoft Corp.	3.450%	8/8/36	25,692	29,444
	Microsoft Corp.	2.525%	6/1/50	162,183	156,614
	Microsoft Corp.	2.921%	3/17/52	115,380	120,034
	Microsoft Corp.	2.675%	6/1/60	19,051	18,510
	Oracle Corp.	2.500%	5/15/22	38,860	39,251
	Oracle Corp.	2.400%	9/15/23	63,535	65,738
	Oracle Corp.	2.950%	11/15/24	80,105	85,014
	Oracle Corp.	2.950%	5/15/25	11,300	11,984
	Oracle Corp.	1.650%	3/25/26	94,560	95,895
	Oracle Corp.	3.250%	11/15/27	112,120	121,588
	Oracle Corp.	4.000%	11/15/47	16,360	17,373
	Oracle Corp.	3.950%	3/25/51	16,985	17,994
	Oracle Corp.	3.850%	4/1/60	18,920	19,268
	QUALCOMM Inc.	1.300%	5/20/28	27,611	26,992
	QUALCOMM Inc.	2.150%	5/20/30	44,450	45,138
	QUALCOMM Inc.	1.650%	5/20/32	41,504	39,504
	QUALCOMM Inc.	3.250%	5/20/50	15,990	17,111
					2,502,947
Utilities (5.2%)
	AEP Texas Inc.	4.150%	5/1/49	4,750	5,469
	AEP Texas Inc.	3.450%	1/15/50	16,810	17,440
	Alabama Power Co.	5.200%	6/1/41	3,365	4,345
	Alabama Power Co.	4.100%	1/15/42	5,595	6,334
	Alabama Power Co.	3.750%	3/1/45	20,255	22,919
	Alabama Power Co.	4.300%	7/15/48	27,790	34,233
	Ameren Illinois Co.	2.700%	9/1/22	58,000	58,954
	Ameren Illinois Co.	3.800%	5/15/28	22,365	25,028
	Ameren Illinois Co.	3.700%	12/1/47	5,085	5,785
	American Water Capital Corp.	2.950%	9/1/27	20,245	21,776
	American Water Capital Corp.	3.750%	9/1/47	1,495	1,675
	American Water Capital Corp.	4.200%	9/1/48	29,696	35,818
	American Water Capital Corp.	4.150%	6/1/49	885	1,051
	American Water Capital Corp.	3.450%	5/1/50	4,430	4,756
	Arizona Public Service Co.	3.350%	5/15/50	16,830	17,615
	Baltimore Gas and Electric Co.	2.800%	8/15/22	26,250	26,642
	Baltimore Gas and Electric Co.	2.400%	8/15/26	20,945	21,939
	Baltimore Gas and Electric Co.	2.900%	6/15/50	9,820	9,724
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	32,052	44,370
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	865	1,177
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	10,725	13,976
	Berkshire Hathaway Energy Co.	4.250%	10/15/50	32,020	38,754
[6]	Boston Gas Co.	3.150%	8/1/27	8,010	8,525
[6]	Boston Gas Co.	3.001%	8/1/29	5,700	5,938
[6]	Brooklyn Union Gas Co.	4.273%	3/15/48	63,125	71,821
	CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	6,685	8,308
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	9,123	10,188
	CenterPoint Energy Resources Corp.	6.625%	11/1/37	4,406	6,167
	Cleco Corporate Holdings LLC	3.375%	9/15/29	13,465	13,856
	Commonwealth Edison Co.	2.950%	8/15/27	23,275	25,040
	Commonwealth Edison Co.	4.350%	11/15/45	11,990	14,707
	Commonwealth Edison Co.	3.650%	6/15/46	6,420	7,208
	Commonwealth Edison Co.	4.000%	3/1/48	17,900	21,057

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	9,500	12,601
	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	45,000	63,169
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	30,855	37,165
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	2,752	3,032
	Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	1,755	2,007
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	24,915	30,824
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	22,720	27,497
	Delmarva Power & Light Co.	3.500%	11/15/23	9,550	10,100
[6]	Dominion Energy Inc.	2.450%	1/15/23	106,490	109,237
	Dominion Energy Inc.	4.900%	8/1/41	13,562	16,911
	Dominion Energy Inc.	4.600%	3/15/49	13,855	17,383
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	4,832	6,647
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	1,446	1,858
	Dominion Energy South Carolina Inc.	6.050%	1/15/38	23,085	32,463
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	9,627	13,120
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	6,830	8,457
	Dominion Energy South Carolina Inc.	5.100%	6/1/65	25,065	36,062
	Duke Energy Carolinas LLC	6.000%	12/1/28	5,000	6,282
	Duke Energy Carolinas LLC	6.100%	6/1/37	13,915	18,994
	Duke Energy Carolinas LLC	6.050%	4/15/38	4,000	5,612
	Duke Energy Carolinas LLC	4.250%	12/15/41	6,375	7,587
	Duke Energy Carolinas LLC	4.000%	9/30/42	5,205	5,957
	Duke Energy Carolinas LLC	3.700%	12/1/47	17,220	19,184
	Duke Energy Corp.	2.650%	9/1/26	17,480	18,453
	Duke Energy Corp.	3.400%	6/15/29	11,420	12,376
	Duke Energy Corp.	3.300%	6/15/41	33,075	33,811
	Duke Energy Corp.	4.800%	12/15/45	37,600	46,533
	Duke Energy Corp.	3.750%	9/1/46	14,740	15,737
	Duke Energy Corp.	3.500%	6/15/51	36,945	38,125
	Duke Energy Progress LLC	6.300%	4/1/38	1,625	2,324
	Duke Energy Progress LLC	4.100%	3/15/43	6,221	7,290
	Duke Energy Progress LLC	4.200%	8/15/45	61,923	73,500
[6]	East Ohio Gas Co.	2.000%	6/15/30	13,440	13,177
[6]	East Ohio Gas Co.	3.000%	6/15/50	19,575	19,489
	Eastern Energy Gas Holdings LLC	3.550%	11/1/23	14,085	14,825
[6]	Electricite de France SA	4.875%	9/21/38	69,690	85,823
[6]	Electricite de France SA	4.875%	1/22/44	2,910	3,650
[6]	Electricite de France SA	4.950%	10/13/45	12,500	15,952
	Emera U.S. Finance LP	3.550%	6/15/26	32,320	34,958
	Entergy Corp.	2.950%	9/1/26	7,085	7,537
	Entergy Louisiana LLC	3.120%	9/1/27	10,065	10,848
	Evergy Inc.	2.450%	9/15/24	28,130	29,372
	Evergy Kansas Central Inc.	3.250%	9/1/49	3,120	3,241
	Evergy Metro Inc.	2.250%	6/1/30	8,520	8,594
	Evergy Metro Inc.	4.200%	3/15/48	3,282	3,969
	Eversource Energy	2.900%	10/1/24	25,155	26,569
	Eversource Energy	3.150%	1/15/25	6,775	7,193
	Eversource Energy	3.300%	1/15/28	14,490	15,693
	Florida Power & Light Co.	6.200%	6/1/36	12,452	17,181

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Florida Power & Light Co.	5.950%	2/1/38	10,000	14,207
	Florida Power & Light Co.	5.690%	3/1/40	4,994	7,069
	Florida Power & Light Co.	5.250%	2/1/41	29,745	40,101
	Florida Power & Light Co.	4.125%	2/1/42	20,000	24,112
	Florida Power & Light Co.	3.700%	12/1/47	27,690	32,093
	Fortis Inc.	3.055%	10/4/26	44,365	47,616
	Georgia Power Co.	4.750%	9/1/40	34,725	42,321
	Georgia Power Co.	4.300%	3/15/42	28,162	32,980
	Georgia Power Co.	3.700%	1/30/50	9,335	10,029
	Indiana Michigan Power Co.	4.250%	8/15/48	14,590	17,678
[6]	KeySpan Gas East Corp.	2.742%	8/15/26	37,580	39,191
[6]	KeySpan Gas East Corp.	5.819%	4/1/41	5,060	6,759
[6]	Massachusetts Electric Co.	5.900%	11/15/39	21,895	29,832
[6]	Metropolitan Edison Co.	4.300%	1/15/29	6,851	7,674
	MidAmerican Energy Co.	5.750%	11/1/35	9,925	13,472
	MidAmerican Energy Co.	4.400%	10/15/44	1,110	1,371
	MidAmerican Energy Co.	4.250%	5/1/46	14,675	17,971
	MidAmerican Energy Co.	4.250%	7/15/49	11,000	13,600
	MidAmerican Energy Co.	3.150%	4/15/50	44,720	46,825
[6]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	3,400	3,807
[6]	Monongahela Power Co.	4.100%	4/15/24	11,000	11,779
[6]	Monongahela Power Co.	5.400%	12/15/43	4,320	5,658
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,800	13,845
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	15,355	16,129
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	32,210	34,041
	Nevada Power Co.	3.125%	8/1/50	17,655	18,061
	NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	8,840	9,496
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	32,950	36,159
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	33,830	33,925
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	12,880	14,107
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	20,155	21,096
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	41,505	41,804
[6]	Niagara Mohawk Power Corp.	4.278%	12/15/28	35,280	40,134
[6]	Niagara Mohawk Power Corp.	3.025%	6/27/50	22,255	21,350
	NiSource Inc.	5.250%	2/15/43	13,546	17,651
	NiSource Inc.	4.800%	2/15/44	8,500	10,603
[3,6]	Oglethorpe Power Corp.	6.191%	1/1/31	35,520	44,575
	Oglethorpe Power Corp.	5.950%	11/1/39	5,145	6,855
	Oglethorpe Power Corp.	4.550%	6/1/44	1,835	2,112
	Oglethorpe Power Corp.	4.250%	4/1/46	20,029	22,315
	Oglethorpe Power Corp.	5.050%	10/1/48	5,781	7,192
	Oglethorpe Power Corp.	5.250%	9/1/50	17,225	21,836
	Oklahoma Gas and Electric Co.	6.500%	4/15/28	10,000	12,456
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	13,935	14,149
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	31,858	33,811
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	11,325	15,323
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	3,275	4,119
	PacifiCorp	2.950%	6/1/23	14,835	15,369
	PacifiCorp	3.600%	4/1/24	20,000	21,316
	PacifiCorp	3.350%	7/1/25	15,354	16,519
	PacifiCorp	2.700%	9/15/30	8,500	8,860
	PacifiCorp	5.750%	4/1/37	14,188	19,141
	PacifiCorp	4.125%	1/15/49	2,262	2,670

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PacifiCorp	4.150%	2/15/50	11,330	13,489
	PacifiCorp	3.300%	3/15/51	20,663	21,524
	Potomac Electric Power Co.	3.050%	4/1/22	4,235	4,286
	Potomac Electric Power Co.	6.500%	11/15/37	8,000	11,639
	PPL Electric Utilities Corp.	2.500%	9/1/22	12,830	13,012
	PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,864
	Progress Energy Inc.	3.150%	4/1/22	20,800	20,944
	Puget Sound Energy Inc.	4.434%	11/15/41	19,880	23,586
	San Diego Gas & Electric Co.	3.750%	6/1/47	5,620	6,307
	San Diego Gas & Electric Co.	4.150%	5/15/48	1,505	1,790
[3]	SCE Recovery Funding LLC	0.861%	11/15/31	11,035	10,628
	SCE Recovery Funding LLC	1.942%	5/15/38	3,915	3,901
	SCE Recovery Funding LLC	2.510%	11/15/43	3,545	3,398
	Sempra Energy	2.875%	10/1/22	14,066	14,317
	Sempra Energy	3.800%	2/1/38	20,000	22,138
	Sempra Energy	6.000%	10/15/39	21,184	29,316
	Sierra Pacific Power Co.	2.600%	5/1/26	8,027	8,475
	Southern California Edison Co.	2.400%	2/1/22	8,270	8,297
	Southern California Edison Co.	3.700%	8/1/25	3,225	3,506
	Southern California Edison Co.	5.750%	4/1/35	5,000	6,338
	Southern California Edison Co.	6.050%	3/15/39	1,995	2,655
	Southern California Edison Co.	4.500%	9/1/40	5,150	5,835
	Southern California Edison Co.	4.050%	3/15/42	17,788	19,046
	Southern California Edison Co.	3.900%	3/15/43	8,782	9,235
	Southern California Edison Co.	4.650%	10/1/43	16,770	19,341
	Southern California Edison Co.	3.600%	2/1/45	8,160	8,229
	Southern California Edison Co.	4.000%	4/1/47	3,675	3,931
	Southern California Edison Co.	4.125%	3/1/48	32,029	34,917
	Southern California Edison Co.	3.650%	2/1/50	25,325	25,941
	Southern California Gas Co.	2.600%	6/15/26	28,885	30,538
	Southern Co.	2.950%	7/1/23	44,985	46,718
	Southern Co.	4.400%	7/1/46	25,160	29,692
	Southwest Gas Corp.	2.200%	6/15/30	9,465	9,379
	Southwestern Electric Power Co.	2.750%	10/1/26	15,000	15,789
	Southwestern Electric Power Co.	6.200%	3/15/40	9,800	13,663
	Southwestern Public Service Co.	3.700%	8/15/47	3,790	4,227
[6]	State Grid Overseas Investment BVI Ltd.	2.750%	5/4/22	63,500	64,268
[6]	State Grid Overseas Investment BVI Ltd.	3.500%	5/4/27	29,070	31,910
	Tampa Electric Co.	2.600%	9/15/22	20,205	20,496
	Union Electric Co.	4.000%	4/1/48	14,942	17,607
	Virginia Electric and Power Co.	3.500%	3/15/27	40,765	44,913
	Virginia Electric and Power Co.	6.000%	5/15/37	9,435	13,043
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	18,616
	Xcel Energy Inc.	3.350%	12/1/26	33,370	36,157
					3,491,029
Total Corporate Bonds (Cost $26,252,608)					28,197,436
Sovereign Bonds (1.0%)
[6]	Government of Bermuda	2.375%	8/20/30	18,120	17,992
[6]	Government of Bermuda	3.375%	8/20/50	7,115	7,137
[6]	Kingdom of Saudi Arabia	2.875%	3/4/23	30,320	31,230
[6]	Kuwait	2.750%	3/20/22	4,315	4,358
	Province of Ontario	2.500%	4/27/26	100,400	106,874
	Province of Quebec	2.500%	4/20/26	134,755	143,587
	Republic of Chile	2.550%	1/27/32	37,535	37,267

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Chile	2.550%	7/27/33	44,430	43,397
	Republic of Chile	3.500%	4/15/53	27,770	27,785
	Republic of Chile	3.100%	1/22/61	14,340	12,986
	Republic of Colombia	4.000%	2/26/24	29,348	30,707
	Republic of Panama	2.252%	9/29/32	60,260	56,725
[3]	Republic of Panama	3.870%	7/23/60	53,230	52,046
[6]	State of Qatar	3.875%	4/23/23	69,280	72,884
[6]	State of Qatar	3.375%	3/14/24	3,250	3,456
[6]	State of Qatar	4.400%	4/16/50	13,435	16,388
Total Sovereign Bonds (Cost $652,972)					664,819
Taxable Municipal Bonds (2.9%)
	Atlanta GA Water & Wastewater Water Revenue	2.257%	11/1/35	1,270	1,271
	Bay Area Toll Authority Highway Revenue	2.574%	4/1/31	14,735	15,468
	Bay Area Toll Authority Highway Revenue	6.263%	4/1/49	4,670	7,538
	Bay Area Toll Authority Highway Revenue	7.043%	4/1/50	24,800	43,627
	Broward FL Airport System Port, Airport & Marina Revenue	3.477%	10/1/43	10,070	10,593
	California GO	7.500%	4/1/34	5,845	9,000
	California GO	7.350%	11/1/39	45,195	71,866
	California GO	7.600%	11/1/40	2,215	3,819
	California State University College & University Revenue	2.719%	11/1/52	12,175	11,858
	California State University College & University Revenue	2.939%	11/1/52	15,330	14,995
	Chicago O'Hare International Airport Port, Airport & Marina Revenue	6.395%	1/1/40	4,780	7,185
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	61,935	87,572
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	31,650	44,791
	Chicago Transit Authority Sales Tax Receipts Fund Sales Tax Revenue	6.200%	12/1/40	2,290	3,143
	Commonwealth of Massachusetts GO	2.514%	7/1/41	10,625	10,640
	Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	3.089%	11/1/40	7,770	7,991
	District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	8,320
	Duke University College & University Revenue	5.850%	4/1/37	62,165	87,163
	Foothill-Eastern Transportation Corridor Agency Highway Revenue	4.094%	1/15/49	5,145	5,425
[9]	Foothill-Eastern Transportation Corridor Agency Highway Revenue	3.924%	1/15/53	38,475	40,542
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.637%	4/1/57	64,143	96,310
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	2.746%	6/1/34	2,375	2,405
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.293%	6/1/42	4,595	4,652
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.000%	6/1/46	11,260	11,465

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Grand Parkway Transportation Corp. Texas System Highway Revenue	3.236%	10/1/52	53,710	55,508
	Great Lakes Water Authority Sewage Disposal System Sewer Revenue	3.056%	7/1/39	12,495	13,234
	Houston TX GO	6.290%	3/1/32	14,360	18,145
	Illinois GO	5.100%	6/1/33	32,115	37,431
	Illinois State Toll Highway Authority Highway Revenue	6.184%	1/1/34	16,525	22,859
	JobsOhio Beverage System Miscellaneous Revenue	2.833%	1/1/38	5,335	5,525
	Kansas Development Finance Authority Appropriations Revenue	4.927%	4/15/45	38,405	50,723
[10]	Kansas Development Finance Authority Appropriations Revenue	2.774%	5/1/51	15,160	14,865
	Louisville and Jefferson County Metropolitan Sewer District Sewer Revenue	6.250%	5/15/43	11,000	16,463
	Maryland State Transportation Authority Transit Revenue	5.888%	7/1/43	12,005	16,588
	Massachusetts School Building Authority Sales Tax Revenue	1.753%	8/15/30	28,455	28,240
	Massachusetts School Building Authority Sales Tax Revenue	5.715%	8/15/39	15,000	20,676
	Massachusetts School Building Authority Sales Tax Revenue	3.395%	10/15/40	16,565	17,414
	Massachusetts School Building Authority Sales Tax Revenue	2.950%	5/15/43	23,000	23,471
	Metropolitan Transportation Authority Fuel Sales Tax Revenue	6.089%	11/15/40	16,940	23,880
	Metropolitan Transportation Authority Miscellaneous Taxes Revenue	7.336%	11/15/39	2,430	3,941
	Metropolitan Transportation Authority Transit Revenue	6.200%	11/15/26	2,255	2,586
	Metropolitan Transportation Authority Transit Revenue	6.814%	11/15/40	27,855	40,659
	Metropolitan Transportation Authority Transit Revenue	5.175%	11/15/49	37,785	51,569
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.084%	12/1/34	11,385	12,282
	Municipal Electric Authority of Georgia Electric Power & Light Revenue	4.430%	1/1/22	7,795	7,873
	New Jersey Turnpike Authority Highway Revenue	7.414%	1/1/40	28,975	47,301
	New York State Dormitory Authority Income Tax Revenue	3.110%	2/15/39	21,345	22,944
	New York State Dormitory Authority Income Tax Revenue	3.190%	2/15/43	11,865	12,647
	New York State Thruway Authority Highway & Bridge Trust Fund Fuel Sales Tax Revenue	5.883%	4/1/30	29,670	37,127
	New York State Thruway Authority Highway Revenue	2.900%	1/1/35	16,215	17,089
	New York State Thruway Authority Highway Revenue	3.500%	1/1/42	9,140	9,663
	New York State Urban Development Corp. Income Tax Revenue	2.100%	3/15/22	29,345	29,595
	North Texas Tollway Authority Highway Revenue	3.011%	1/1/43	10,335	10,431

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	North Texas Tollway Authority Highway Revenue	6.718%	1/1/49	15,100	25,052
	Oregon Department of Transportation Fuel Sales Tax Revenue	5.834%	11/15/34	14,510	19,874
[11]	Oregon School Boards Assn. GO	4.759%	6/30/28	13,576	15,290
[10]	Oregon State University College & University Revenue	3.424%	3/1/60	31,000	31,899
[12]	Philadelphia Authority for Industrial Development Miscellaneous Revenue	6.550%	10/15/28	64,830	83,251
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.859%	12/1/24	1,960	2,275
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.175%	7/15/60	16,940	17,060
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.458%	10/1/62	53,000	71,364
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.810%	10/15/65	10,910	15,281
	Riverside CA General Fund Revenue	3.857%	6/1/45	12,905	13,960
	Riverside County CA Appropriations Revenue	3.818%	2/15/38	9,875	11,028
	Rutgers State University of New Jersey College & University Revenue	3.270%	5/1/43	11,595	12,197
	Sales Tax Securitization Corp. Sales Tax Revenue	4.787%	1/1/48	24,635	31,433
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	2.905%	2/1/48	8,990	9,008
	State Board of Administration Finance Corp. Miscellaneous Revenue	1.705%	7/1/27	33,175	33,709
	Texas Transportation Commission GO	2.562%	4/1/42	8,625	8,720
	Texas Transportation Commission State Highway Fund Fuel Sales Tax Revenue	5.178%	4/1/30	12,275	14,971
	Texas Transportation Commission State Highway Fund Miscellaneous Revenue	4.000%	10/1/33	17,140	20,475
	University of California College & University Revenue	1.316%	5/15/27	13,645	13,649
	University of California College & University Revenue	1.614%	5/15/30	23,375	22,646
	University of California College & University Revenue	4.601%	5/15/31	19,390	22,708
	University of California College & University Revenue	4.765%	5/15/44	4,740	5,081
	University of California College & University Revenue	3.931%	5/15/45	18,275	20,889
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.548%	5/15/48	11,720	18,097
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.583%	5/15/49	15,790	24,093
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.006%	5/15/50	14,850	15,186
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.256%	5/15/60	27,700	29,762
	Utility Debt Securitization Authority Electric Power & Light Revenue	3.435%	12/15/25	5,613	5,779
[9]	Wisconsin Appropriations Revenue	5.700%	5/1/26	6,875	7,886

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Wisconsin Appropriations Revenue	3.954%	5/1/36	28,325	31,732
Total Taxable Municipal Bonds (Cost $1,653,666)					1,932,723
				Shares
Common Stocks (38.6%)
Communication Services (1.7%)
		Comcast Corp. Class A		13,362,467	747,363
		Verizon Communications Inc.		7,173,287	387,429
					1,134,792
Consumer Discretionary (1.9%)
		Home Depot Inc.		2,428,955	797,329
		McDonald's Corp.		1,433,867	345,719
		Darden Restaurants Inc.		720,136	109,079
					1,252,127
Consumer Staples (6.0%)
		Procter & Gamble Co.		6,185,224	864,694
		Philip Morris International Inc.		6,470,028	613,294
		Mondelez International Inc. Class A		9,726,825	565,907
		PepsiCo Inc.		2,813,040	423,109
		Kimberly-Clark Corp.		2,666,212	353,113
		Archer-Daniels-Midland Co.		5,593,434	335,662
		Unilever plc ADR		5,453,724	295,701
		Kellogg Co.		3,859,189	246,680
		Coca-Cola Co.		4,441,485	233,045
		Nestle SA ADR		862,500	103,681
					4,034,886
Energy (2.3%)
		Pioneer Natural Resources Co.		3,467,510	577,375
		ConocoPhillips		7,994,092	541,760
[13]		TC Energy Corp.		6,387,591	307,428
		Phillips 66		1,304,375	91,345
					1,517,908
Financials (8.5%)
		JPMorgan Chase & Co.		7,124,607	1,166,227
		Bank of America Corp.		21,371,095	907,203
		Morgan Stanley		6,861,876	667,729
		MetLife Inc.		9,842,637	607,586
		Chubb Ltd.		3,342,336	579,828
		PNC Financial Services Group Inc.		2,443,491	478,045
		BlackRock Inc.		556,478	466,696
		Truist Financial Corp.		7,459,749	437,514
		Progressive Corp.		4,139,641	374,182
					5,685,010
Health Care (6.4%)
		Johnson & Johnson		5,994,448	968,104
		Pfizer Inc.		14,965,051	643,647
		Merck & Co. Inc.		7,930,005	595,623
		Medtronic plc		4,463,447	559,493
		Eli Lilly & Co.		2,240,853	517,749
		AstraZeneca plc ADR		5,596,591	336,131
		CVS Health Corp.		3,204,740	271,954
		Koninklijke Philips NV GDR		4,796,700	213,165

Wellesley Income Fund
			Shares	Market Value• ($000)
		Novartis AG (Registered)	2,246,800	184,236
				4,290,102
Industrials (4.8%)
		Eaton Corp. plc	3,026,280	451,854
		General Dynamics Corp.	2,290,409	448,989
		Lockheed Martin Corp.	1,230,803	424,750
		Raytheon Technologies Corp.	4,896,508	420,904
		Johnson Controls International plc	4,784,587	325,735
		Caterpillar Inc.	1,515,331	290,898
		Union Pacific Corp.	1,118,368	219,211
		Emerson Electric Co.	2,098,952	197,721
		Honeywell International Inc.	807,988	171,520
		Waste Management Inc.	981,000	146,522
		L3Harris Technologies Inc.	347,600	76,555
				3,174,659
Information Technology (2.9%)
		Cisco Systems Inc.	17,058,539	928,496
		Texas Instruments Inc.	1,748,409	336,062
		Corning Inc.	8,884,350	324,190
		Analog Devices Inc.	1,859,706	311,463
		Automatic Data Processing Inc.	296,048	59,186
				1,959,397
Materials (0.7%)
		LyondellBasell Industries NV Class A	3,301,733	309,867
[13]		Rio Tinto plc ADR	1,969,541	131,605
				441,472
Real Estate (0.6%)
		Crown Castle International Corp.	2,255,853	390,985
Utilities (2.8%)
		Dominion Energy Inc.	4,584,209	334,739
		American Electric Power Co. Inc.	3,956,570	321,194
		Exelon Corp.	6,620,768	320,048
		Sempra Energy	2,483,898	314,213
		Duke Energy Corp.	2,635,525	257,201
		Entergy Corp.	1,994,209	198,045
		DTE Energy Co.	1,235,000	137,962
				1,883,402
Total Common Stocks (Cost $16,914,531)				25,764,740
		Coupon
Temporary Cash Investments (2.0%)
Money Market Fund (0.3%)
[14,15]	Vanguard Market Liquidity Fund	0.068%	1,855,356	185,535

Wellesley Income Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Repurchase Agreements (0.9%)
Bank of America Securities LLC (Dated 9/30/2021, Repurchase Value $19,700,000, collateralized by U.S. Treasury Note/Bond 0.375%, 3/31/22, with a value of $20,094,000)	0.050%	10/1/21	19,700	19,700
Deutsche Bank Securities Inc. (Dated 9/30/2021, Repurchase Value $9,200,000, collateralized by Government National Mortgage Assn. 2.500%, 9/20/50, with a value of $9,384,000)	0.050%	10/1/21	9,200	9,200
HSBC Bank USA (Dated 9/30/2021, Repurchase Value $17,700,000, collateralized by U.S. Treasury Bill 0.000%, 11/4/21–1/13/22, and U.S. Treasury Note/Bond 0.625%–4.250%, 3/31/23–5/15/39, with a value of $18,054,000)	0.045%	10/1/21	17,700	17,700
HSBC Bank USA (Dated 9/30/2021, Repurchase Value $48,300,000, collateralized by Federal Home Loan Mortgage Corp. 2.000%–3.000%, 12/1/26–9/1/51, Federal National Mortgage Assn. 2.500%–5.000%, 10/1/29–9/1/51, U.S. Treasury Bill 0.000%, 7/14/22, U.S. Treasury Inflation Indexed Note/Bond 0.125%, 7/15/31, and U.S. Treasury Note/Bond 0.250%–2.625%, 2/28/23–9/30/26, with a value of $49,266,000)	0.050%	10/1/21	48,300	48,300
JP Morgan Securities LLC (Dated 9/30/2021, Repurchase Value $63,300,000, collateralized by U.S. Treasury Bill 0.000%, 12/2/21, and U.S. Treasury Note/Bond 0.750%–2.500%, 10/31/21–8/31/26, with a value of $64,566,000)	0.050%	10/1/21	63,300	63,300
Natixis SA (Dated 9/30/2021, Repurchase Value $277,700,000, collateralized by U.S. Treasury Bill 0.000%, 10/7/21–2/17/22, U.S. Treasury Inflation Indexed Note/Bond 0.250%–3.375%, 4/15/32–2/15/50, and U.S. Treasury Note/Bond 0.125%–4.750%, 11/15/21–5/15/51, with a value of $283,254,000)	0.050%	10/1/21	277,700	277,700
Nomura International plc (Dated 9/30/2021, Repurchase Value $6,400,000, collateralized by U.S. Treasury Note/Bond 1.750%, 8/15/41, with a value of $6,528,000)	0.050%	10/1/21	6,400	6,400
RBC Capital Markets LLC (Dated 9/30/2021, Repurchase Value $7,400,000, collateralized by Federal Home Loan Mortgage Corp. 2.000%–3.500%, 11/1/32–9/1/51, with a value of $7,548,000)	0.050%	10/1/21	7,400	7,400

Wellesley Income Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
RBS Securities Inc. (Dated 9/30/2021, Repurchase Value $142,700,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.125%–0.875%, 1/15/29–7/15/31, with a value of $145,554,000)	0.050%	10/1/21	142,700	142,700
				592,400
U.S. Government and Agency Obligations (0.8%)
U.S. Cash Management Bill	0.042%	1/25/22	30,000	29,996
U.S. Treasury Bill	0.046%–0.047%	10/19/21	300,000	299,990
U.S. Treasury Bill	0.049%	10/26/21	100,000	99,996
U.S. Treasury Bill	0.026%	11/12/21	150,000	149,991
				579,973
Total Temporary Cash Investments (Cost $1,357,917)				1,357,908
Total Investments (100.8%) (Cost $56,230,179)				67,299,957
Other Assets and Liabilities—Net (-0.8%)				(517,754)
Net Assets (100%)				66,782,203
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $2,574,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $1,855,000 have been segregated as initial margin for open futures contracts.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2021.
6	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the aggregate value was $9,145,547,000, representing 13.7% of net assets.
7	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Security value determined using significant unobservable inputs.
9	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
10	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
11	Scheduled principal and interest payments are guaranteed by Ambac Assurance Corp.
12	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $193,847,000.
14	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
15	Collateral of $203,334,000 was received for securities on loan, of which $185,535,000 is held in Vanguard Market Liquidity Fund and $17,799,000 is held in cash.
1M—1-month.
3M—3-month.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.

Wellesley Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	December 2021	593	72,786	(52)
Ultra 10-Year U.S. Treasury Note	December 2021	489	71,027	(261)
				(313)
Short Futures Contracts
10-Year U.S. Treasury Note	December 2021	(655)	(86,204)	286
				(27)

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $56,044,643)	67,114,422
Affiliated Issuers (Cost $185,536)	185,535
Total Investments in Securities	67,299,957
Investment in Vanguard	2,247
Cash	17,799
Foreign Currency, at Value (Cost $566)	561
Receivables for Investment Securities Sold	334,229
Receivables for Accrued Income	325,519
Receivables for Capital Shares Issued	28,218
Total Assets	68,008,530
Liabilities
Due to Custodian	3,018
Payables for Investment Securities Purchased	976,568
Collateral for Securities on Loan	203,334
Payables to Investment Advisor	10,634
Payables for Capital Shares Redeemed	29,191
Payables to Vanguard	3,145
Variation Margin Payable—Futures Contracts	437
Total Liabilities	1,226,327
Net Assets	66,782,203
At September 30, 2021, net assets consisted of:

Paid-in Capital	53,607,666
Total Distributable Earnings (Loss)	13,174,537
Net Assets	66,782,203

Investor Shares—Net Assets
Applicable to 430,909,470 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,628,677
Net Asset Value Per Share—Investor Shares	$29.31

Admiral Shares—Net Assets
Applicable to 762,832,123 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	54,153,526
Net Asset Value Per Share—Admiral Shares	$70.99

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Dividends[1]	742,115
Interest	1,023,703
Securities Lending—Net	422
Total Income	1,766,240
Expenses
Investment Advisory Fees—Note B
Basic Fee	34,656
Performance Adjustment	5,924
The Vanguard Group—Note C
Management and Administrative—Investor Shares	20,725
Management and Administrative—Admiral Shares	49,155
Marketing and Distribution—Investor Shares	914
Marketing and Distribution—Admiral Shares	1,737
Custodian Fees	283
Auditing Fees	31
Shareholders’ Reports—Investor Shares	221
Shareholders’ Reports—Admiral Shares	338
Trustees’ Fees and Expenses	52
Total Expenses	114,036
Net Investment Income	1,652,204
Realized Net Gain (Loss)
Investment Securities Sold[2]	2,273,217
Futures Contracts	1,301
Forward Currency Contracts	1,539
Foreign Currencies	(938)
Realized Net Gain (Loss)	2,275,119
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	2,825,391
Futures Contracts	(828)
Foreign Currencies	(295)
Change in Unrealized Appreciation (Depreciation)	2,824,268
Net Increase (Decrease) in Net Assets Resulting from Operations	6,751,591
1	Dividends are net of foreign withholding taxes of $7,023,000.
2	Realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $0, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,652,204	1,710,723
Realized Net Gain (Loss)	2,275,119	1,183,103
Change in Unrealized Appreciation (Depreciation)	2,824,268	(128,456)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,751,591	2,765,370
Distributions
Investor Shares	(524,963)	(501,533)
Admiral Shares	(2,128,302)	(1,842,363)
Total Distributions	(2,653,265)	(2,343,896)
Capital Share Transactions
Investor Shares	(465,746)	(702,626)
Admiral Shares	2,845,572	2,628,909
Net Increase (Decrease) from Capital Share Transactions	2,379,826	1,926,283
Total Increase (Decrease)	6,478,152	2,347,757
Net Assets
Beginning of Period	60,304,051	57,956,294
End of Period	66,782,203	60,304,051

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$27.46	$27.18	$26.43	$26.66	$26.13
Investment Operations
Net Investment Income[1]	.724	.775	.803	.779	.769
Net Realized and Unrealized Gain (Loss) on Investments	2.306	.576	1.787	.086	.810
Total from Investment Operations	3.030	1.351	2.590	.865	1.579
Distributions
Dividends from Net Investment Income	(.714)	(.789)	(.799)	(.786)	(.780)
Distributions from Realized Capital Gains	(.466)	(.282)	(1.041)	(.309)	(.269)
Total Distributions	(1.180)	(1.071)	(1.840)	(1.095)	(1.049)
Net Asset Value, End of Period	$29.31	$27.46	$27.18	$26.43	$26.66
Total Return[2]	11.22%	5.19%	10.54%	3.28%	6.22%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,629	$12,260	$12,864	$12,398	$14,220
Ratio of Total Expenses to Average Net Assets[3]	0.23%	0.23%	0.23%	0.23%	0.22%
Ratio of Net Investment Income to Average Net Assets	2.51%	2.86%	3.08%	2.93%	2.95%
Portfolio Turnover Rate[4]	39%	53%	28%	36%	22%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.00%, and (0.00%).
4	Includes 4%, 7%, 2%, 4%, and 1%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$66.51	$65.85	$64.03	$64.57	$63.30
Investment Operations
Net Investment Income[1]	1.801	1.923	1.990	1.934	1.908
Net Realized and Unrealized Gain (Loss) on Investments	5.585	1.379	4.331	.226	1.945
Total from Investment Operations	7.386	3.302	6.321	2.160	3.853
Distributions
Dividends from Net Investment Income	(1.777)	(1.959)	(1.979)	(1.951)	(1.932)
Distributions from Realized Capital Gains	(1.129)	(.683)	(2.522)	(.749)	(.651)
Total Distributions	(2.906)	(2.642)	(4.501)	(2.700)	(2.583)
Net Asset Value, End of Period	$70.99	$66.51	$65.85	$64.03	$64.57
Total Return[2]	11.29%	5.24%	10.62%	3.38%	6.27%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$54,153	$48,044	$45,092	$40,756	$39,974
Ratio of Total Expenses to Average Net Assets[3]	0.16%	0.16%	0.16%	0.16%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.57%	2.93%	3.15%	3.00%	3.02%
Portfolio Turnover Rate[4]	39%	53%	28%	36%	22%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.00%, and (0.00%).
4	Includes 4%, 7%, 2%, 4%, and 1%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund
Notes to Financial Statements
Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The

Wellesley Income Fund
primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearing house is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

Wellesley Income Fund
During the year ended September 30, 2021, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at September 30, 2021.
5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any

Wellesley Income Fund
repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
11. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds

Wellesley Income Fund
effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
12. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to a combined index comprising the Bloomberg U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index for the preceding three years. For the year ended September 30, 2021, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets, before a net increase of $5,924,000 (0.01%) based on performance.

Wellesley Income Fund
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2021, the fund had contributed to Vanguard capital in the amount of $2,247,000, representing less than 0.01% of the fund’s net assets and 0.90% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	7,625,616	—	7,625,616
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,736,208	20,507	1,756,715
Corporate Bonds	—	28,197,436	—	28,197,436
Sovereign Bonds	—	664,819	—	664,819
Taxable Municipal Bonds	—	1,932,723	—	1,932,723
Common Stocks	25,580,504	184,236	—	25,764,740
Temporary Cash Investments	185,535	1,172,373	—	1,357,908
Total	25,766,039	41,513,411	20,507	67,299,957
Derivative Financial Instruments
Assets
Futures Contracts[1]	286	—	—	286
Liabilities
Futures Contracts[1]	313	—	—	313
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Wellesley Income Fund
E.	At September 30, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	286	—	286
Total Assets	286	—	286

Unrealized Depreciation—Futures Contracts[1]	313	—	313
Total Liabilities	313	—	313
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2021, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	1,301	—	1,301
Forward Currency Contracts	—	1,539	1,539
Realized Net Gain (Loss) on Derivatives	1,301	1,539	2,840
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(828)	—	(828)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(828)	—	(828)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	121,363
Total Distributable Earnings (Loss)	(121,363)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the recognition of unrealized gains or losses from certain derivative

Wellesley Income Fund
contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	593,728
Undistributed Long-Term Gains	1,542,855
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	11,037,954
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	1,799,998	1,866,829
Long-Term Capital Gains	853,267	477,067
Total	2,653,265	2,343,896
*	Includes short-term capital gains, if any.
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	56,262,523
Gross Unrealized Appreciation	11,342,568
Gross Unrealized Depreciation	(305,135)
Net Unrealized Appreciation (Depreciation)	11,037,433
G.	During the year ended September 30, 2021, the fund purchased $13,112,029,000 of investment securities and sold $15,371,857,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $12,701,219,000 and $9,135,797,000, respectively.

Wellesley Income Fund
H.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	2,163,754	75,141	2,619,685	96,662
Issued in Lieu of Cash Distributions	486,894	17,091	464,104	17,599
Redeemed	(3,116,394)	(107,831)	(3,786,415)	(141,001)
Net Increase (Decrease)—Investor Shares	(465,746)	(15,599)	(702,626)	(26,740)
Admiral Shares
Issued	8,167,154	116,710	9,156,581	139,203
Issued in Lieu of Cash Distributions	1,867,003	27,049	1,608,786	25,178
Redeemed	(7,188,585)	(103,297)	(8,136,458)	(126,832)
Net Increase (Decrease)—Admiral Shares	2,845,572	40,462	2,628,909	37,549
I.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Vanguard Wellesley Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Wellesley Income Fund (the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 19, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2021 tax information (unaudited) for Vanguard Wellesley Income Fund
This information for the fiscal year ended September 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $952,002,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $724,157,000 of qualified dividend income to shareholders during the fiscal year.
The fund distributed $11,885,000 of qualified business income to shareholders during the fiscal year.
For corporate shareholders, 27.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Wellesley Income Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The fund seeks long-term growth of income, a high and sustainable level of current income, and moderate long-term capital appreciation by investing in high-quality bonds and stocks. Asset allocation changes are made gradually in response to changes in relative valuations between asset classes. For the fixed income portion of the fund, Wellington Management uses fundamental research to invest in investment-grade debt. For the equity portion, the advisor seeks to invest in large-capitalization companies with an attractive dividend yield relative to the market, below-average valuations, and stable or improving businesses. Wellington Management has advised the fund since its inception in 1970.
The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average.
The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.

"Bloomberg®" and Bloomberg U.S. Credit A or Better Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Wellesley Income Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Wellesley Income Fund or any member of the public regarding the advisability of investing in securities generally or in the Wellesley Income Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Credit A or Better Bond Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Wellesley Income Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Wellesley Income Fund into consideration in determining, composing or calculating the Bloomberg U.S. Credit A or Better Bond Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Wellesley Income Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Wellesley Income Fund’s customers, in connection with the administration, marketing or trading of the Wellesley Income Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE WELLESLEY INCOME FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE WELLESLEY INCOME FUND OR BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2021 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

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You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
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Q270 112021

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2021: $31,000
Fiscal Year Ended September 30, 2020: $31,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2021: $11,244,694
Fiscal Year Ended September 30, 2020: $10,761,407

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended September 30, 2021: $2,955,181
Fiscal Year Ended September 30, 2020: $2,915,863

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended September 30, 2021: $2,047,574
Fiscal Year Ended September 30, 2020: $247,168

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended September 30, 2021: $280,000
Fiscal Year Ended September 30, 2020: $115,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)        Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2021: $2,327,574
Fiscal Year Ended September 30, 2020: $362,168

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)        For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. In 2020, a third-party service provider began performing certain administrative and accounting services for Vanguard Wellesley Income Fund. There were no other significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 19, 2021

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 19, 2021

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on November 29, 2021 (see File Number 33-64845), a Power of Attorney  filed on October 12, 2021 (see File Number 33-23444), and a Power of Attorney  filed on August 26, 2021 (see file Number 811-02652), Incorporated by Reference.